AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OCTOBER 31, 2003

                                                     1933 Act File No. 333-_____
                                                     1940 Act File No. 811-_____

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2
|X|      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|_|      PRE-EFFECTIVE AMENDMENT NO. ___
|_|      POST-EFFECTIVE AMENDMENT NO. ___
                                       AND
|X|      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
|_|      AMENDMENT NO. ___

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 (913) 981-1020
                                AGENT FOR SERVICE
                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                          COPIES OF COMMUNICATIONS TO:

         John R. Short, Esq.                   Deborah Bielicke Eades, Esq.
Blackwell Sanders Peper Martin, LLP      Vedder, Price, Kaufman & Kammholz, P.C.
        720 Olive Street                        222 North LaSalle Street
    St. Louis, Missouri 63101                   Chicago, Illinois 60601

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

It is proposed that this filing will become effective (check appropriate box):

|_|  when declared effective pursuant to section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
======================================================================================================================
                                                 PROPOSED MAXIMUM       PROPOSED MAXIMUM
  TITLE OF SECURITIES         AMOUNT BEING        OFFERING PRICE            AGGREGATE                 AMOUNT OF
    BEING REGISTERED         REGISTERED (1)         PER UNIT (1)         OFFERING PRICE (1)      REGISTRATION FEE (2)
------------------------- --------------------- ---------------------- ---------------------- ------------------------
      Common Stock              100,000                $25.00               $2,500,000                $316.75
======================================================================================================================

(1)     Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted to the Securities and Exchange Commission's account at Mellon Bank, Pittsburgh, Pennsylvania via wire transfer (Fed. Reference #1016).

THE REGISTRANT CURRENTLY INTENDS TO AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
                PRELIMINARY PROSPECTUS DATED __________ __, 2003

                                 _______ SHARES

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                                  COMMON SHARES
                                $25.00 PER SHARE

         Tortoise Energy Infrastructure Corporation (the "Company") is a newly organized, nondiversified, closed-end management investment company. The Company is designed to provide a tax efficient means for investing in a portfolio of publicly traded master limited partnerships in the energy infrastructure sector ("MLPs"). An investment in the Company involves special considerations not normally associated with investment companies. The Company's investment objective is to seek a high level of total return with an emphasis on income. There is no assurance that the Company will achieve its objective.

         Under normal circumstances, the Company will invest at least 90% of its total assets in income-producing securities of energy infrastructure companies, including at least 70% of total assets in income-producing equity securities of MLPs. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities and include companies that provide services or products to the foregoing businesses. The Company may also invest in debt securities of MLPs and other energy infrastructure companies, including securities rated below investment grade (commonly referred to as "junk bonds").

         The Company expects to list its Common Shares on the New York Stock Exchange under the trading or "ticker" symbol "______".

         Unlike most other investment companies, the Company will not be treated as a regulated investment company under the Internal Revenue Code. Therefore, the Company will be subject to federal and applicable state corporate income taxes. The Company expects that a substantial portion of its distributions to shareholders will constitute a return of capital.

                                               (continued on the following page)

         THE COMPANY'S STRATEGY OF CONCENTRATING ITS INVESTMENTS IN THE ENERGY INFRASTRUCTURE INDUSTRY, ITS ABILITY TO INVEST UP TO 30% OF TOTAL ASSETS IN RESTRICTED SECURITIES AND UP TO 25% OF TOTAL ASSETS IN SECURITIES RATED BELOW INVESTMENT GRADE, AND ITS EXPECTED USE OF LEVERAGE INVOLVE A HIGH DEGREE OF RISK. SEE "RISKS" BEGINNING ON PAGE [___] OF THIS PROSPECTUS.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                        PER SHARE          TOTAL(1)
                                    -----------------  ----------------
Public offering price...............      $25.000         $[________]
Sales load..........................       $1.125         $[________]
Proceeds, before expenses, to the
   Company(2).......................      $23.875         $[________]

------------------
(1) The underwriters named in this Prospectus have the option to purchase up to [_______] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments.
(2) The aggregate expenses of the offering are estimated to be $[_______], which represents $0.[___] per common share issued.

 The Common Shares will be ready for delivery on or about __________, ___ 2003.

                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

         The date of this Prospectus is __________, ___ 2003

         Because the Company is newly organized, its shares have no history of public trading. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

         Tortoise Capital Advisors, LLC (the "Adviser") will serve as the investment adviser to the Company. The Adviser was formed in 2002 and has limited independent resources. The Adviser has three full-time employees and four non-employee members of its investment committee. Accordingly, the Adviser has relied to a significant degree on the officers, employees, and resources of certain affiliated entities. All four outside members of the investment committee of the Adviser have significant other responsibilities with such affiliated entities. The Adviser's affiliates conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities are significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel. The Adviser has not previously acted as an investment adviser to a registered investment company and its affiliates have limited experience managing the assets of registered investment companies.

         The Company may borrow money, issue preferred shares, or issue other debt securities to the extent permitted by the Investment Company Act of 1940, as amended, (the "1940 Act"). These practices are known as leverage. The Company may engage in leverage in an amount up to 33 1/3% of total assets (including the amount obtained through leverage). The Company generally will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Company could obtain over time without leverage. Leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time it creates special risks. Because the Adviser's fee is based on total assets (including assets obtained through leverage), the Adviser's fee will be higher if the Company is leveraged. There can be no assurance that a leveraged strategy will be successful during any period in which it is used. See "Leverage" and "Risks--Leverage Risks."

         The prospectus sets forth concisely the information about the Company that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Company, before deciding whether to invest in the Company's Common Shares, and retain it for future reference. A Statement of Additional Information, dated [___________ ___], 2003, containing additional information about the Company, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [___] of this Prospectus, by calling 1-800-[_____] or by writing to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. You can review and copy documents the Company has filed at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

         The Company's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                                                               PAGE
Prospectus Summary...............................................................................................1

Summary of Company Expenses......................................................................................8

Use of Proceeds..................................................................................................9

The Company......................................................................................................9

Leverage .......................................................................................................13

Risks    .......................................................................................................15

Management of the Company.......................................................................................20

Dividends.......................................................................................................22

Closed-End Company Structure....................................................................................24

Tax Matters.....................................................................................................24

Net Asset Value.................................................................................................26

Description of Common Shares....................................................................................26

Certain Anti-Takeover Provisions in the Company's Articles of Incorporation and ByLaws..........................27

Underwriting....................................................................................................28

Direct Placements...............................................................................................30

Administrator, Custodian, Transfer Agent and Dividend Disbursement Agent........................................30

Legal Matters...................................................................................................30

Table of Contents of the Statement of Additional Information....................................................31

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE COMPANY HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE COMPANY IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE COMPANY'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

         Until [___________ ___], 2004 (25 days after the date of this prospectus) all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in the Company's shares of common stock ("Common Shares"). You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risks" on page ___ of this prospectus.


THE COMPANY

         Tortoise Energy Infrastructure Corporation (the "Company") is a newly organized, non diversified, closed-end management investment company. Tortoise Capital Advisors, L.L.C. (the "Adviser") will serve as the Company's investment adviser. The Adviser was formed by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners, L.C. ("KCEP") in November 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments.

THE OFFERING

         The Company is offering _________ Common Shares at an initial offering price of $25.00 per share through a group of underwriters (the "Underwriters") led by Stifel, Nicolaus & Company, Incorporated ("Stifel, Nicolaus & Co."). An investor must purchase at least 100 Common Shares ($2,500) in order to participate in this offering. The Company has given the Underwriters an option to purchase up to _________ additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. See "Underwriting."

INVESTMENT OBJECTIVE

         The Company's investment objective is to seek a high level of total return with an emphasis on income. There is no assurance the Company will achieve its objective.

TAX STATUS OF COMPANY

         The Company is a taxable "C" corporation. Unlike most investment companies, the Company will not be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, the Company will be subject to federal and applicable state corporate income taxes. The Company will invest a substantial portion of its assets in publicly traded master limited partnerships in the energy infrastructure sector ("MLPs"). Although the MLPs will generate taxable income to the Company, the Company expects that the MLPs may pay cash distributions in excess of the taxable income reportable by the Company. To the extent the Company's distributions to shareholders are from current or accumulated earnings and profits, the Company's distributions will constitute "qualified dividends" for federal income tax purposes and thus will be eligible for the favorable capital gains tax rates under The Jobs Growth and Tax Relief Act of 2003. See "Tax Matters."

SHAREHOLDER TAX FEATURES

         Unlike a direct investment in MLPs, shareholders will receive a Form 1099 (rather than a Form K-1) from the Company and will recognize dividend income only to the extent of the Company's current or accumulated earnings and profits. Based upon the historic performance of MLPs, the Company expects that a substantial portion of dividends it pays to its shareholders will exceed its current or accumulated earnings and profits and will constitute a return of capital to shareholders to the extent of the shareholder's basis in the Common Shares, and capital gain to the extent of the excess distribution. There is no assurance that such performance will continue. If the Company's allocable share of the MLPs taxable income constitutes a greater portion of the MLPs' distributions, a greater portion of the Company's distributions will be treated as a taxable dividend.

         Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the shareholder's federal income tax basis of Common Shares sold. Generally such capital gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than twelve months.

         For individual shareholders, a shareholder's basis in Common Shares will be stepped up upon death. For tax-exempt investors, dividends paid by the Company generally will not constitute unrelated business taxable income ("UBTI"). Accordingly, pension plans, 401(k) plans and other tax exempt investors generally will not be subject to federal income taxes for UBTI as a result of their ownership of Common Shares. See "Tax Matters."

INVESTMENT POLICIES

         The Company is designed to provide a tax efficient means for investing in a portfolio of MLPs. As of the date of this prospectus, the Company believes that it will be the only publicly traded investment vehicle offering access to energy infrastructure MLPs. "The Company further believes that an investor who directly invests in these MLPs is not able to obtain the portfolio and tax features available through an investment in the Company."

         Under normal circumstances, the Company will invest at least 90% of its total assets in securities of energy infrastructure companies, including at least 70% of total assets of income-producing equity securities of MLPs. Equity securities currently consist of common units, convertible subordinated units and pay-in-kind units of MLPs, and may be publicly traded or privately placed. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities and include companies that provide services or products to the foregoing businesses. The Company intends to invest in energy infrastructure companies principally through common units, convertible subordinated units and debt securities of MLPs. MLPs are partnerships whose common units trade on a national securities exchange or in the over-the-counter market. Convertible subordinated units are generally initially issued to sponsors and other related persons upon formation of the MLP, and they convert to common units upon the passage of time and/or the satisfaction of certain financial tests. The Company will invest solely in energy infrastructure companies organized in the United States. All MLPs in which the Company will invest will have a common unit market capitalization greater than $100 million.

         The Company has adopted the following nonfundamental policies:

         o Under normal circumstances, the Company will invest at least 70% and up to 100% of total assets in income-producing equity units issued by MLPs.

         o The Company may invest up to 30% of total assets in direct placements of restricted securities. The types of direct placements that the Company may purchase include MLP convertible subordinated units, MLP common units and securities of private companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

         o The Company may invest up to 25% of total assets of debt securities of energy infrastructure companies, including corporate debt securities and debt securities of MLPs. The Company may invest in debt securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

         o The Company will not invest more than 10% of total assets in any single issuer.

         o        The Company will not engage in short sales.

         Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.

USE OF LEVERAGE BY THE COMPANY

         The Company may borrow money, issue preferred shares, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company may engage in leverage in an amount up to 33 1/3% of total assets (including the amount obtained through leverage). Subject to market conditions, the Company generally intends to be leveraged to the extent permitted by law. The Company may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that the Company would incur as a result of leverage. The Company currently intends to engage in leverage primarily through borrowings from banks and other financial institutions, and through reverse repurchase agreements.

         The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

         Because the Adviser's fee is based upon a percentage of the Company's Managed Assets (as defined below), the Adviser's fee will be higher if the Company is leveraged. Therefore, the Adviser will have a financial incentive to leverage the Company, which may create a conflict of interest between the Adviser and the holders of the Common Shares. Subject to oversight of the Board of Directors, the Adviser intends to leverage only when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the leverage. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See "Leverage" and "Risks--Leverage Risk."

INVESTMENT ADVISER

         The Adviser was formed in 2002 to provide portfolio management services to high net worth investors seeking professional management of their MLP investments. The Adviser has $50 million of fully converted market value of client assets under management and in private equity investment vehicles. Affiliates of the Adviser have an additional $225 million of energy infrastructure investment assets under management. The Adviser's investment committee is comprised of five seasoned portfolio managers led by David J. Schulte, CFA, CPA. As an investment banker with a broker-dealer and as a Managing Director of KCEP, Mr. Schulte has fourteen years of experience in providing growth companies with acquisition and capital market financings, and while at KCEP and the Adviser he has overseen the investment in privately placed common units and convertible subordinated units which, if valued on an unrestricted and/or fully converted basis, would have an approximate value of $90 million.

         The Adviser is owned equally by Fountain Capital and KCEP. The principal business address of the Adviser is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

         Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Atlantic Asset Management LLC ("Atlantic") is a minority owner, and an affiliate, of Fountain Capital. Fountain Capital had $2.4 billion of client assets under management as of September 30, 2003.

         KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have combined committed capital of $110 million. KCEP focuses on private equity investments in the Consumer, Telecom/Media and Natural Resource Distribution and Services industries.

         Atlantic was formed in 1992 and provides, directly or through affiliates, a variety of fixed-income investment advisory services including investment grade bond and high-yield bond strategies, investment grade CDOs and mortgage hedge funds. Including Fountain Capital, the Atlantic group had approximately $8.5 billion in assets under management as of September 30, 2003.

         The Adviser will be responsible for the investment of the Company's portfolio in accordance with the Company's investment objective and policies. The Adviser will make all investment decisions for the Company, subject to oversight by the Company's Board of Directors. Day-to-day management of the Company's portfolio will be the responsibility of a team of investment analysts and portfolio managers led by David J. Schulte. Each outside member of the Adviser's investment committee also has significant responsibilities with KCEP, Fountain Capital and their affiliates. The Company will pay the Adviser a fee for its investment management services equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to any leverage) minus the sum of accrued liabilities, other than deferred taxes or debt entered into for purposes of leverage ("Managed Assets"). This fee is calculated monthly and paid quarterly.

DIVIDENDS

         Distributable Cash Flow ("DCF") is the amount received by the Company as cash or paid-in-kind distributions from MLPs and interest payments on debt securities, less current or anticipated operating expenses, taxes on Company taxable income, and leverage costs paid by the Company. The Company intends to pay out substantially all of its DCF to holders of Common Shares through quarterly dividends. The Board of Directors has established a target for dividend payments to holders of Common Shares in an amount of at least 95% of DCF on an annual basis. The Company expects to complete the purchase of direct placements of MLP securities as soon as practicable after the closing of the offering with a portion of the proceeds of the offering, and expects to invest the balance in securities of energy infrastructure companies consistent with the investment policies described above within three to six months after the closing. The Company expects that it will declare and pay a dividend no later than May 31, 2004. Subsequent dividends will be paid each fiscal quarter. The Company intends to have a fiscal year ending November 30.

         Unless a shareholder elects to receive dividends in cash, the dividends will be used to purchase additional Common Shares of the Company. See "Distributions--Dividend Reinvestment Plan."

LISTING

         The Company expects to list its Common Shares on the New York Stock Exchange ("NYSE") under the trading or "ticker" symbol "___."

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

         The Company will engage _____________ to serve as the Company's administrator, transfer agent, dividend disbursement agent, and agent for the dividend reinvestment plan. _________ will serve as the Company's Custodian. See "Administrator, Custodian, Transfer Agent and Dividend Disbursement Agent."

MARKET PRICE OF COMMON SHARES

         Common shares of closed-end management investment companies frequently trade at prices lower than their net asset value. This characteristic is separate and distinct from the risk that the Company's net asset value could decrease as a result of investment activities. Because of its investment policies and its tax features, the Adviser believes that the Company's net asset value and market value could be less correlated than conventional closed-end funds. Accordingly, there is no assurance that the Board of Directors will engage in open-market purchases, tender offers, or other activities designed to reduce any discount, and it does not currently intend to do so. The Company cannot assure shareholders that its Common Shares will trade at a price higher than or equal to net asset value. The Company's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Company. In addition to net asset value, the market price of Common Shares may be affected by factors such as the performance of MLPs, expected distribution levels of MLPs, the tax character of MLP distributions, leverage, as well as interest rate movement and other market factors. Shareholders should not purchase Common Shares if they intend to sell them shortly after purchase. See "Closed-End Company Structure."

RISKS

         No Operating History. The Company is a newly organized closed-end management investment company and has no operating history or history of public trading of it Common Shares.

         Management Risk. The Adviser was formed in 2002 and has limited independent resources. Including Mr. Schulte, the Adviser has three full-time employees and four non-employee members of its investment committee. Accordingly, the Adviser has relied to a significant degree on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates. All four outside members of the investment committee of the Adviser have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities are significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel. The Adviser has not previously acted as an investment adviser to a registered investment company and its affiliates have limited experience managing the assets of registered investment companies.

         Energy Infrastructure Market. The Company concentrates its investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. The prices of energy infrastructure MLPs may fluctuate with changes in their underlying operating companies, commodity price levels, changes in interest rates, changes in inflation and with general movements in the economy. The Company will be subject to the risks affecting energy infrastructure companies, including deterioration in business fundamentals reducing profitability and distributions to unitholders; unexpectedly prolonged or precipitous changes in commodity prices; increased regulatory risk requirements that increase costs and/or reduce revenue tariff rates; increased competition that takes market share and reduces profitability; the general level of economic activity; and demographic growth and trends. The Adviser believes that high quality MLPs are able to mitigate or manage direct margin exposure to commodity price levels.

         MLP Common Units. Although common units issued by MLPs have historically generated higher average total returns than fixed-income and other equity securities, common units also have experienced more volatility than fixed-income securities and less volatility than other equity securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common unit held by the Company. Also, the price of common units is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common units held by the Company or to which it has exposure. In the event of liquidation, common shareholders have rights to a company's assets after obligations to bondholders, other debt holders, and preferred shareholders have been satisfied.

         MLP Convertible Subordinated Units. MLP convertible subordinated units generally offer greater dividend yields than common units of MLPs. However, convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum distributions, plus any arrearages, and may receive less in distribution upon liquidation. In addition, subordinated units generally are not entitled to arrearage rights during certain periods when specified minimum distributions are not paid with respect to the common units of the MLP.

         MLP Pay-In-Kind Units. Pay-in-kind or I-Units are equity securities issued by MLPs or their affiliates, which provide that the issuer will pay distributions on such units in the form of additional units. Such investments benefit the issuer by mitigating its need for cash to meet distribution obligations, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

         Tax Risk. The ability of the Company to meet its investment objective depends on the level of taxable income and distributions of the MLPs in which it invests. The Company has no control over the taxable income of underlying MLPs. Future changes in tax laws or regulations, or related interpretations of such laws and regulations, could adversely affect the Company or MLPs, which could negatively impact the Company's shareholders and dividends they receive from the Company.

         Portfolio Turnover Risk. The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. High portfolio turnover may result in the Company's realization of gains that will be taxable as ordinary income to the Company. In addition, high portfolio turnover may increase the Company's current and accumulated earnings and profits, resulting in a greater portion of the Company's distributions being treated as a dividend to the Company's shareholders. See "The Company--Portfolio Turnover" and "Tax Matters."

         Liquidity Risk. Although the Company invests primarily in listed securities, it may invest up to 30% of total assets in direct placements, which are subject to legal or other restrictions on transfer. Direct placements will consist primarily of MLP convertible subordinated units and MLP common units. In addition, publicly traded securities of MLPs may be less liquid than many other types of securities such as government securities or conventional common stock. At a particular time, securities of certain MLPs may not be actively traded on a secondary market, even though they may be listed on a securities exchange. The sale price of securities that are restricted or otherwise not readily marketable may be lower or higher than the Company's most recent fair valuation. See "The Company - Investment Policies/Restricted and Illiquid Securities."

         Valuation Risk. Market prices generally will not be available for direct placements of MLP convertible subordinated units, MLP common units or non-MLP securities, and the value of such investments will ordinarily be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. In addition, the Company will rely on information provided by MLPs to estimate taxable income allocable to MLP units held by the Company and to estimate associated deferred tax liability. The fair value procedures adopted by the Board of Directors include provisions for reviewing such estimates. See "Tax Matters" and "Net Asset Value."

         Nondiversification. The Company is a nondiversified company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Code on the number or size of securities held by the Company. There currently are only fifty-five (55) companies presently organized as MLPs and only a limited amount of those companies operate energy infrastructure assets. The Company intends to select MLP investments from this small pool of issuers. The Company may invest in non-MLP securities to a lesser degree, consistent with its investment objective and policies.

         Leverage Risk. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique because it increases the Company's exposure to capital risk. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the Company's investment performance. When leverage is used, the net asset value and market value of Common Shares will be more volatile. There is no assurance that the use of leverage will be successful during any period in which it is used.

         Common shareholders will bear the costs of any borrowing. Such costs include interest payments on any borrowings and other fees in connection with borrowing (such as loan syndication fees or commitment and administrative fees in connection with a line of credit). The issuance of debt securities by the Company would involve offering expenses and other costs, including interest payments, which would be borne by the common shareholders. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for dividends on Common Shares. In addition, borrowings pursuant to credit agreements may result in the Company being subject to certain covenants, such as those relating to asset coverage and portfolio composition, that may affect the Company's ability to pay dividends and other distributions on Common Shares in certain instances. The Company may also be required to pledge its assets to the lenders in connection with certain types of borrowing.

         Investment techniques that the Company may employ for hedging purposes will expose the Company to certain risks. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant. In addition, the Company's success in using hedging instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Company's leverage risk, and there can be no assurance that the Adviser's judgment in this respect will be accurate.

         Depending on the state of interest rates in general, the Company's use of interest rate swaps or caps could enhance or decrease the net income of the Common Shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company's cost of financial leverage. See "Risks-Leverage Risks."

         Investment Risk. An investment in the Company is subject to investment risk, including the risk of loss of the entire amount that a shareholder invests. At any point in time the Company's shares may be worth less than the amount originally paid for them, even after taking into account the reinvestment of dividends and other distributions. An investment in the Company's Common Shares represents an indirect investment in the securities owned by the Company. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

         Stock Market Risk. Because the Common Shares are expected to be listed on the NYSE and the Company will invest in U.S. equity securities, the Common Shares are subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock. These fluctuations are typically in response to changes in particular issuers' financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. The Company intends to use leverage, which magnifies stock market risks. See "Leverage."

         Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

         Interest Rate and Related Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

         Below Investment Grade Securities. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal while they are outstanding. Below investment grade debt securities are susceptible to default or decline in market value due to adverse economic and business developments. The Company does not intend to invest in distressed securities (securities issued by a company in a bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal). However, in the event any below investment grade debt security becomes distressed while held by the Company, the Company may be required to incur extraordinary expenses in order to protect and recover its investment, and there will be significant uncertainty as to when, in what manner and for what value, if any, the distressed obligations will be satisfied.

         Delay in Use of Proceeds. Although the Company currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the closing, such investments may be delayed if suitable investments are unavailable at the time or for other reasons or if the Company is unable to secure firm commitments for direct placements. Due to the trading markets and volumes for MLPs, it may take the Company a period of time to accumulate positions in certain securities. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending investment in MLPs or securities of energy infrastructure companies.

         Other Accounts of Adviser. The Adviser and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. As a result, the Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of trading order. This could make it difficult or impossible to fill a desired position in its entirety or liquidate a position in a particular security. The Adviser, in managing accounts other than the Company, may employ trading methods, policies and strategies that differ from those of the Company. The Adviser and its affiliates may have interests in other accounts that differ from their interest in the Company and may manage such accounts on terms that are more favorable to the Adviser (e.g., it may receive higher fees or performance allocations).

         Anti-Takeover Provisions. The Company's Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Company, to cause it to engage in certain transactions or to modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See "Certain Anti-Takeover Provisions in the Company's Articles of Incorporation and Bylaws."

         For more information on the risks of investing in the Company, see "Risks."

                           SUMMARY OF COMPANY EXPENSES

         The following table assumes leverage through borrowing or other transactions involving indebtedness in an amount equal to thirty three and one third percent (33-1/3%) of the Company's total assets (including the amount obtained through leverage) and shows Company expenses as a percentage of net assets attributable to the Company's Common Shares. Footnote 4 to the table also shows Company expenses as a percentage of net assets attributable to the Company's Common Shares, but assumes that the Company does not use any form of leverage.

SHAREHOLDER TRANSACTION EXPENSE

Sales Load (as a percentage of offering price)(1)...................................................   4.5%
Offering Expenses Borne by the Company (as a percentage of offering price)(2).......................   [__]
Dividend Reinvestment Plan Fees(3)..................................................................   None


                                                                                      PERCENTAGE OF NET ASSETS
                                                                                   ATTRIBUTABLE TO COMMON SHARES
                                                                                         (ASSUMES LEVERAGE
                                                                                          IS OUTSTANDING)
                                                                                   -----------------------------
Management Fee................................................................                  1.42%
Interest Payments on Borrowed Funds(4)........................................                  1.50%
Other Expenses(5).............................................................                  0.25%
Total Annual Expenses.........................................................                  3.17%
Fee and Expense Reimbursement (Years 1 through 5)(6)..........................                  0.34%
Net Annual Expenses...........................................................                  2.83%

------------------
(1) For a description of the manner in which the sales load may be reduced and of other compensation paid to the underwriters by the Company and others, see "Underwriting."
(2) The total of other expenses and distribution to be incurred by the Company in connection with the offering described in this prospectus is $_______.
(3) Shareholders will pay brokerage charges if they direct the plan agent to sell their Common Shares held in a dividend reinvestment account. See "Distributions--Dividend Reinvestment Plan."
(4) The table presented in this footnote estimates what the Company's annual expenses would be, stated as percentages of the Company's net assets attributable to Common Shares but, unlike the table above, assumes that the Company does not utilize any form of leverage, as would be the case, for instance, prior to the Company's expected borrowing. In accordance with these assumptions, the Company's expenses would be estimated as follows:

                                                                               PERCENTAGE OF NET ASSETS
                                                                             ATTRIBUTABLE TO COMMON SHARES
                                                                               (ASSUMES NO LEVERAGE IS
                                                                                     OUTSTANDING)
                                                                             -----------------------------
           Management Fee..............................................                  0.95%
           Other Expenses..............................................                  0.25%
           Total Annual Expenses.......................................                  1.20%
           Fee and Expense Reimbursement (Years 1 through 5)(6)........                  0.23%
           Net Annual Expenses.........................................                  0.97%

(5)     Does not include tax expense, which is estimated to be insignificant.
(6) For each of the first two years following the commencement of the Company's operations, the Adviser has agreed to reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years three through five, the Adviser has agreed to reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

         The purpose of the table above and the example below is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. As of the date of this prospectus, the Company has not commenced investment operations. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Company's first year of operations unless otherwise indicated and assume that the Company issues approximately ten million Common Shares. If the Company issues fewer Common Shares, all other things being equal, these expenses would increase. For additional information with respect to the Company's expenses, see "Management of the Company" and "Distributions--Dividend Reinvestment Plan."

EXAMPLE:

         The following example illustrates the expenses (including the sales load of $____ and estimated offering costs of this offering of $[__]) that shareholders would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of [1.20]% of net assets attributable to Common Shares and
(2) a 5% annual return:*

                            1 YEAR   3 YEARS   5 YEARS   10 YEARS(1)
                            ------   -------   -------   --------
Total Expenses Incurred      $74      $133       $195      $370

------------------
(1) Assumes reimbursement of fees and expense of 0.23% of average monthly Managed Assets in years one and two, and 0.10% of average monthly Managed Assets in years three through five. The Adviser has not agreed to reimburse the Company for any year beyond ____.

* The example assumes that the estimated Other Expenses set forth in the fee table are accurate and that all dividends and other distributions are reinvested at net asset value. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. MOREOVER, THE COMPANY'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

                                 USE OF PROCEEDS

         The net proceeds of this offering will be approximately $[__________] (or approximately $[__________] assuming the Underwriters exercise the over-allotment option in full) after payment of offering costs estimated to be approximately $[__________] and the deduction of the sales load. The Company will pay all of its organizational costs and Common Share offering costs, which are estimated to be approximately $___ per Common Share. The Company will invest the net proceeds of the offering in accordance with its investment objectives and policies described below. Approximately ___% of net proceeds of the offering (excluding the over-allotment option) is expected to be used to complete the purchase of Direct Placements immediately after the closing of the offering. The Company estimates that the remaining net proceeds of this offering will be fully invested in accordance with the Company's investment objectives and policies within three to six months of the closing. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See "The Company - Investment Objectives" and "- Investment Policies."

                                   THE COMPANY

         The Company is a newly organized, nondiversified, closed-end management investment company registered under the 1940 Act. The Company was organized as a Maryland corporation on October [__], 2003. As a newly organized entity, the Company has no operating history. The Company's principal office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas.

INVESTMENT OBJECTIVE

         The Company's investment objective is to seek a high level of total return with an emphasis on income. There is no assurance that the Company will achieve its objective. The investment objective of the Company is nonfundamental. The Board of Directors of the Company may change the investment objective of the Company without a shareholder vote, provided that shareholders receive prior notice of such change.

ENERGY INFRASTRUCTURE INDUSTRY

         The Company will concentrate its investments in the energy infrastructure industry. The Company will pursue its objective by investing principally in a portfolio of income-producing equity units issued by MLPs. MLP common units historically have generated higher average total returns than other equity securities and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the SAI.

         Energy Infrastructure Companies. For purposes of the Company's investment policies, an energy infrastructure company is one that derives at least 50% of its revenues from "Qualifying Income" under Section 7704 of the Internal Revenue Code or derives at least 50% of its revenues from the provision of goods or services to such companies. Qualifying Income is defined as any income and/or gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting natural gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber); or the transportation, delivery or processing of natural resources or minerals.

         The business of energy infrastructure companies is affected by supply and demand for energy commodities. Most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed distributed, and/or marketed. The general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers, and the cost of providing services such as processing or distributing NGLs. The Adviser believes that high-quality MLPs are able to mitigate or manage direct margin exposure to commodity price levels.

         Energy infrastructure companies may be subject to state and/or federal regulation affecting tariff rates; however, they do not operate as "public utilities" or "local distribution companies," which are subject to rate regulation by state or federal utility commissions. As such, investors in energy infrastructure companies may be subject to greater competitive factors than utility companies.

         Master Limited Partnerships. Under normal circumstances, the Company will invest at least 70% of total assets in income-producing equity securities of MLPs. An MLP is a publicly traded company that derives at least 90% of its income from energy infrastructure operations and is organized as a partnership, thereby eliminating tax at the entity level. The MLP has two classes of partners, the general partner, and the limited partners. Typically the general partner is owned by company management or another publicly traded sponsoring corporation. Limited partnership interests of an MLP, called units, generally are traded on an exchange or over-the-counter. Most MLPs do not have direct commodity exposure to oil and gas price volatility; however, they could be influenced by investor psychology toward the energy sector.

         The MLP asset structure essentially transfers cash flows from long-lived assets directly to limited partner unitholders such as the Company. MLPs tend to pay relatively higher distributions than other types of companies, and the Company intends to use these MLP distributions in an effort to meet its investment objective.

         Energy infrastructure MLPs in which the Company will invest can generally be classified in the following categories:

                  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

                  Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

                  Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

                  Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. As natural gas prices increase, the relative attractiveness to utilities of coal as a fuel source increases.
         Coal reserves are long-lived assets.

INVESTMENT PROCESS

         Under normal circumstances, the Company will invest at least 90% of total assets in securities of energy infrastructure companies. The Adviser seeks securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. To determine whether a company meets these criteria, the Adviser generally looks to a strong record of distribution growth, as well as to an MLP's ratio of debt to equity and coverage ratio with respect to distributions to unit holders and the track record, incentive structure and quality of its management. All MLPs in which the Company will invest will have a common unit market capitalization greater than $100 million.

         The Adviser's investment approach is to focus the portfolio on energy-related MLP securities that the Adviser believes offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser utilizes research provided by broker-dealer and investment firms, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by the Adviser's in-house investment analysts.

INVESTMENT POLICIES

         The Company will seek to achieve its investment objective by investing primarily in securities of MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. The Company also may invest in other securities set forth below providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Company's objective with such investments.

         The Company's policy of investing at least 90% of its total assets in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change.

         The Company has adopted the following additional nonfundamental policies:

         o Under normal circumstances, the Company will invest at least 70% and up to 100% of total assets in income-producing equity units issued by MLPs. Equity units currently consist of common units, convertible subordinated units and pay-in-kind units of MLPs, and may be publicly traded or privately placed.

         o The Company may invest up to 30% of total assets in direct placements of restricted securities. The types of restricted securities that the Company may purchase include MLP convertible subordinated units, MLP common units and securities of private companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

         o The Company may invest up to 25% of total assets in debt securities of energy infrastructure companies, including corporate debt securities and debt securities of MLPs. The Company may invest in debt securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by

                  Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

         o The Company will not invest more than 10% of total assets in any single issuer.

         o        The Company will not engage in short sales.

         Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. The types of securities in which the Company may invest include, but are not limited to, the following:

         Equity Securities. Consistent with its investment objectives, the Company may invest up to 100% of its total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units and pay-in-kind units (each discussed below).

         MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. These units trade on a national exchange or over the counter. MLPs are required to distribute a large percentage of their current operating earnings. In the event of liquidation, MLP common unitholders have rights to the partnership's remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common unitholders voting rights are limited to significant partnership matters such as mergers and change of control of the general partner of the MLP. The prices of energy infrastructure MLPs may fluctuate with changes in the underlying companies or commodity price levels, changes in interest rates, changes in inflation and with general movements in the economy.

         MLP Convertible Subordinated Units. MLP convertible subordinated units are issued by MLPs to founders and other related persons upon formation of the MLP. They generally are not entitled to distributions until holders of common units have received specified minimum distributions, plus any arrearages, and may receive less in distributions upon liquidation. Therefore, they generally entail greater risk than MLP common units. They are convertible automatically into the senior common units of the same or a different issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over the counter, and there is no active market for convertible subordinated units. The value of a convertible security often reflects variations in the price of the underlying common units. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units.

         MLP Pay-In-Kind Units. Pay-in-kind or I-Units are equity securities issued by MLPs or their affiliates, which provide that the issuer will pay distributions on such units in the form of additional units. Such investments benefit the issuer by mitigating its need for cash to meet distribution obligations. There is no allocation of income or loss to I-Units by the issuer.

         Debt Securities. The Company may invest up to 25% of its assets in debt securities of energy infrastructure companies, including securities rated below investment grade. The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent that the Company invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Company's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its shareholders.

         Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser's research and credit analysis is an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or have improved or is expected to improve in the future.

The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         Direct Placements (Restricted Securities). The Company may invest up to 30% of total assets in direct placements. Securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Company. However, the Company could sell such securities, in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfactions of certain financial tests.

         Direct placements of securities frequently result in higher yields to purchasers and more restrictive covenants to issuers, which may provide greater protection for the purchaser than comparable registered securities. Because it has avoided the expense and delay involved in a public offering of securities, an issuer is often willing to offer the purchaser more attractive features with respect to securities issued in direct placements. Adverse conditions in the public securities markets may also preclude a public offering of securities. MLP convertible subordinated units are typically purchased from affiliates of the issuer or their related persons rather than directly from the issuer.

         The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so.

         Defensive and Temporary Investments. Under adverse market or economic conditions or for temporary defensive purposes, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

PORTFOLIO TURNOVER

         The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company's recognition of gains that will increase the Company's current and accumulated earnings profits, resulting in a greater portion of the Company's distributions being treated as taxable dividends for Federal income tax purposes. See "Tax Matters."

                                    LEVERAGE

         The Company may borrow money, issue preferred shares, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company may engage in leverage in an amount up to 33 1/3% of total assets (including the amount obtained through leverage). Subject to market conditions, the Company generally intends to be leveraged to the extent permitted by law. The Company generally will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Company could obtain over time without leverage. The Company currently intends to engage in leverage primarily through borrowing from banks and financial institutions, and through reverse repurchase agreements. The Company may also borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

         Under the 1940 Act, the Company is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Company also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Company may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be.

         The company currently intends to leverage primarily through borrowings from banks and financial institutions, and through reverse repurchase agreements. The establishment of a borrowing facility by the Company would involve expenses and other costs, including interest payments, which would be borne by the Company's common shareholders. In addition, the terms of any borrowing or other indebtedness issued by the Company may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company's portfolio composition or on its use of various investment techniques or strategies or its ability to pay dividends on Common Shares in some instances. The Company also may be required to pledge its assets to lenders in connection with certain types of borrowings. Due to these restrictions, the Company may be forced to liquidate investments at times or prices that are not favorable to the Company, or the Company may be forced to forgo investments that the Adviser otherwise views as favorable.

         Although leverage creates an opportunity for increased income and capital appreciation for shareholders, at the same time it creates special risks. Leverage will increase the Company's exposure to capital risk. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements and the Company's continued access to bank borrowings, or other vehicles for leverage on favorable terms. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

         The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Company can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the shareholders would benefit from an incremental return. However, if the differential between the return on the Company's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Company's Common Shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Company would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Company's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Common Shares.

         To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Company's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Company's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. Nevertheless, the Adviser may determine to maintain the Company's leveraged position if it deems such action to be appropriate under the circumstances.

         The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company will use interest rate transactions for hedging purposes only. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See "Risks--Hedging Strategy Risk."

EFFECTS OF LEVERAGE

         Assuming borrowings in the amount of 33 1/3% of the Company's total assets (including the amount borrowed), and an annual interest rate of 3% payable on such borrowing based on market rates of __ [state a maturity] as of the date of this prospectus, the annual return that the Company's portfolio must experience (net of expenses) in order to cover those interest payments would be [__]%.

         The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a shareholder, assuming hypothetical annual returns (net of expenses) of the Company's portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return
   (net of expenses).........    (10%)     (5%)        0%        5%        10%
Corresponding Common Share
   Return....................  (16.50)%   (9.00)%    (1.50)%    6.00%    13.50%

         During the time in which the Company is utilizing leverage, the amount of the fees paid to the Adviser for investment advisory and management services will be higher than if the Company did not utilize leverage because the fees paid will be calculated based on the Company's Managed Assets, which include assets purchased with leverage. Therefore, the Adviser will have a financial incentive to leverage the Company, which may create a conflict of interest between the Adviser and the common shareholders. Because payments on any borrowings would be paid by the Company at a specified rate, only the Company's common shareholders would bear the Company's fees and expenses.

         Until the Company incurs indebtedness the Company's Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Any benefits of leverage cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Company's investment objectives and policies. The Company's willingness to use leverage and the extent to which it uses it at any time will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. For further information about leveraging, see "Risks-Leverage Risk."

                                      RISKS

         General. The Company is a nondiversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. The Company's strategy of concentrating its investments in the energy infrastructure industry, its ability to invest in restricted securities and below investment grade debt to a significant degree, and its expected use of leverage involve a high degree of risk. An investment in the Company's Common Shares should not constitute a complete investment program for any investor. Due to the uncertainty in all investments, there can be no assurance that the Company will achieve its investment objective.

         No Operating History. The Company is a newly organized closed-end management investment company and has no operating history or history of public trading of its Common Shares.

         Management Experience. The Adviser was formed in 2002 and has limited independent resources. Including Mr. Schulte, the Adviser has three fulltime employees and four non-employee members of its investment committee. Accordingly, the Adviser has relied to a significant degree on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates. All four outside members of the investment committee of the Adviser have significant other responsibilities with such affiliates. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities are significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel. The Adviser has not previously acted as investment adviser to a registered investment company, and its affiliates have limited experience managing the assets of registered investment companies.

         Energy Infrastructure Market. Because the Company concentrates its investments in the energy infrastructure industry, the shares of the Company could be subject to price fluctuations based on perceived or real changes in the energy markets. The Company will not invest directly in energy infrastructure assets, but only in securities issued by energy infrastructure companies, primarily MLPs. However, because of the Company's policy of concentration in the securities of companies in the energy infrastructure industry, it is also subject to the same risks as ownership of the underlying assets. These risks include:

         o        deterioration in business fundamentals reducing profitability

         o unexpectedly prolonged or precipitous changes in commodity prices

         o increased regulatory risk requirements that increase costs and/or reduce revenue tariff rates

         o increased competition that takes market share and reduces profitability

         o        general level of economic activity

         o        demographic growth and trends

         o        interest rate risks

The value of the Common Shares may change at different rates compared to the value of shares of companies with investments in a different mix of industries.

         Energy infrastructure companies are also subject to risks that are specific to the industry they serve.

                  Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

                  Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

                  Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers.

                  Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They are also subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards.

         Purchasing Risk of MLPs. The average daily trading volume of MLPs is relatively low compared to many other stock investments. Depending on the size of the offering, it could take many months to accumulate the securities for the portfolio, which would hurt initial returns. Additionally, trading in the secondary market is also fairly limited. Buying or selling large positions could take a considerable length of time.

         MLP Common Units. Although common units historically have generated higher average returns than fixed-income and other equity securities, common units also have experienced more volatility than fixed income and less volatility than other equity securities in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common unit held by the Company. Also, the price of common units is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common units held by the Company or to which it has exposure. In the event of liquidation, common shareholders have rights to a company's assets after obligations to bondholders, other debt holders and preferred shareholders have been satisfied.

         MLP Convertible Subordinated Units. Convertible subordinated units of MLPs generally offer greater dividend yields than common units. However, convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum distributions, plus any arrearages, and may receive less in distributions upon liquidation. In addition, subordinated units are not generally entitled to arrearage rights during periods where common equivalent distributions are not paid to the holder. Convertible subordinated units also are illiquid.

         MLP Payment-in-Kind/I-Units. I-Units pay dividends in the form of additional shares rather than cash. There is no allocation of income or loss to I-Units by the issuer. The price of I-Units generally varies with the price of MLP common units, although the degree of correllation may be large or small depending on market conditions.

         Tax Risk. The ability of the Company to meet its objective depends on the level of taxable income and distributions of the MLPs in which it invests. The Company has no control over the taxable income of underlying MLPs. Future changes in tax laws or regulations, or related interpretations of such laws and regulations, could adversely affect the Company or MLPs, which could negatively impact the Company's shareholders and dividends they receive from the Company.

         Leverage Risk. Borrowings or other transactions involving Company indebtedness (other than for temporary or emergency purposes) and any preferred shares issued by the Company all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to shareholders, but it is a speculative technique in that it will increase the Company's exposure to capital risk. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish the Company's investment performance. Successful use of leverage depends on the Adviser's ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

         Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The Company may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of debt securities by the Company would involve offering expenses and other costs, including interest payments, which would be borne by the common shareholders. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for dividends on Common Shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Company's total return.

         The terms of any borrowing, other indebtedness or preferred shares issued by the Company may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company's portfolio composition or on its use of various investment techniques or strategies. The Company may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by the Company. These requirements may have an adverse effect on the Company. To the extent necessary, the Company intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Company to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the Company's portfolio in accordance with the Company's investment objectives and policies. For additional information about leverage, see "Leverage."

         Hedging Strategy Risk. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, the Company's success in using hedging instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Company's leverage risk, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions.

         Depending on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease the net income of the Common Shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company's cost of financial leverage.

         Restricted and Illiquid Securities. Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company's ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

         Illiquid securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. Illiquid securities are also more difficult to value, and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by the Board of Directors. Investment of the Company's capital in illiquid securities may restrict the Company's ability to take advantage of market opportunities.

         Investment Risk. An investment in the Company is subject to investment risk, including the risk of loss of the entire amount that a shareholder invests. At any point in time the Company's shares may be worth less than the amount originally paid for them, even after taking into account the reinvestment of dividends and other distributions. An investment in the Company's Common Shares represents an indirect investment in the securities owned by the Company. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

         Stock Market Risk. Because the Company's Common Shares are expected to be listed on the NYSE and the Company will invest in equity securities traded on U.S. securities markets, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock. These fluctuations are typically in response to changes in the particular issuer's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. The Company intends to utilize leverage, which magnifies stock market risks. See "--Risk of Leverage" above.

         Effect of Terrorism. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Stock.

         Equity Securities Risk. The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Company's net asset value per share, which will fluctuate as the value of the securities held by the Company change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

         Interest Rate and Related Risks. The value of a portion of the Company's portfolio could be subject to interest rate risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

         Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

         Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on the Company's net asset value and the market value of its Common Shares. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         Nondiversification. The Company is a nondiversified company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Code on the number or size of securities held by the Company. There currently are only fifty-five (55) companies presently organized as MLPs and only a limited amount of those companies operate energy infrastructure assets. The Company intends to select MLP investments from this small pool of issuers. The Company may invest in non-MLP securities to a lesser degree, consistent with its investment objective and policies.

         Anti-Takeover Provisions. The Company's Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Company, to cause it to engage in certain transactions or to modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See "Certain Anti-Takeover Provisions in the Company's Articles of Incorporation and Bylaws."

         Market Discount Risk. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. This is characteristic of shares of closed-end management investment companies and is a risk separate and distinct from the risk that the Company's net asset value may decrease. This risk may be greater for shareholders who sell their shares within a relatively short period after completion of the public offering. Accordingly, the Company is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

         Whether shareholders will realize a gain or loss upon the sale of the Company's Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs for the shares, and is not directly dependent upon the Company's net asset value. Because the market value of the Company's Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Company, the Company cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for the Common Shares.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's operations. The names and business addresses of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth in the Statement of Additional Information. The Board of Directors of the Company will consist of at least a majority of directors who are not interested persons (as defined in the 1940
Act) of the Adviser or its affiliates.

INVESTMENT ADVISER

         Pursuant to an Advisory Agreement dated [________ __], 2003, the Adviser will provide the Company with investment research and advice and furnish the Company with an investment program consistent with the Company's investment objectives and policies, subject to the supervision of the Board. The Adviser will determine which portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintain books and records with respect to the Company's securities transactions and report to the Board on the Company's investments and performance.

         The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. As of September 30, 2003, the Adviser and its affiliates (including the Atlantic group) had approximately $ 275 million in assets under management and private equity investments in the energy infrastructure industry, and had approximately $8.5 billion in total assets under management and private equity investments.

         The investment management of the Company's portfolio will be the responsibility of a team of portfolio managers consisting of David J. Schulte,
H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack.

         David J. Schulte. Mr. Schulte is a Managing Director of KCEP and a Manager of the Adviser. Mr. Schulte focuses on acquisition financings primarily for natural resource distribution and service companies. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at Fahnestock & Co., Inc. From 1986 to 1989 he was an attorney focusing on securities law. He serves on the Board of Directors of Inergy, L.P. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He earned his CFA designation in 1992, and is a member of the Financial Accounting Policy Committee of AIMR.

         H. Kevin Birzer. Mr. Birzer is a Partner/Senior Analyst with Fountain Capital and a Manager of the Adviser. Mr. Birzer, who has 20 years of investment experience including 16 in high-yield securities, began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated Magna Cum Laude with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

         Zachary A. Hamel. Mr. Hamel is a Partner/Senior Analyst with Fountain Capital and a Manager of the Adviser. Mr. Hamel joined Fountain in 1997. He covers energy, chemicals and utilities. Prior to joining Fountain, Mr. Hamel worked for the Federal Deposit Insurance Corporation for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

         Kenneth P. Malvey. Mr. Malvey joined Fountain Capital as an Investment Analyst in June of 2002 and is a Manager of the Adviser. Prior to joining Fountain Capital, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital's Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated Magna Cum Laude with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He received his CFA designation in 1996.

         Terry C. Matlack. Mr. Matlack is a Managing Director of KCEP and Manager of the Adviser. Prior to joining KCEP in 2001, Mr. Matlack was President and CEO of GreenStreet Capital and its controlled affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the Board of Directors of W.
         K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a cellular rural service area operator. He has also served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President, Head of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

COMPENSATION AND EXPENSES

         Under the Advisory Agreement, the Company will pay to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. Because the fee to be paid to the Adviser is determined on the basis of the Company's Managed Assets, the Adviser's interest in determining whether to leverage the Company may differ from the interests of the Company. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter as soon as practicable after the end of that quarter.

         The Company will bear all expenses not specifically assumed by the Adviser incurred in the Company's operations and the offering of its Common Shares. Expenses borne by the Company will include, but not be limited to, the following: (i) organizational expenses; (ii) legal and audit expenses; (iii) borrowing expenses; (iv) interest; (v) taxes; (vi) governmental fees; (vii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (viii) the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Company and any losses incurred in connection therewith; (ix) fees of custodians, transfer agents, registrars or other agents; (x) expenses of preparing share certificates; (xi) expenses of registering and qualifying shares for sale under applicable federal law and maintaining such registrations and qualifications; (xii) expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to shareholders; (xiii) cost of stationery; (xiv) costs of shareholders and other meetings of the Company; (xv) compensation and expenses of the independent directors of the Company; (xvi) the Company's pro rata portion of premiums of any fidelity bond and other insurance covering the Company and its officers and directors; and (xvii) the fees and other expenses of listing and maintaining the Company's shares on the NYSE or any other national stock exchange.

                                   DIVIDENDS

DIVIDEND POLICY

         Distributable Cash Flow ("DCF") is the amount received by the Company as cash or paid-in-kind distributions from MLPs and interest payments on debt securities, less current or anticipated operating expenses, income taxes, and leverage costs paid by the Company. The Company intends to pay out substantially all of its DCF to holders of Common Shares through quarterly dividends. The Board of Directors has adopted a policy to target dividend payments to common shareholders in an amount of at least 95% of DCF on an annual basis. It is expected that the Company will declare and pay a dividend to holders of Common Shares no later than the quarter ended May 31, 2004 and each fiscal quarter thereafter. All net realized capital gains, if any, will be retained by the Company. Unless a shareholder elects to receive dividends in cash, the dividends will be used to purchase additional Common Shares of the Company. The tax status of dividends is the same whether they are reinvested in shares of the Company or received in cash. See "Dividend Reinvestment Plan."

         The yield on Common Shares will vary from period to period depending on factors including market conditions, the timing of the Company's investments in portfolio securities, the securities comprising the Company's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Company, the effects of leverage on the Common Shares (discussed above under "Leverage"), the timing of the investment of offering proceeds and leverage proceeds in portfolio securities and the Company's net assets and its operating expenses. Consequently, the Company cannot guarantee any particular yield on its Common Shares, and the yield for any given period is not an indication or representation of future yields on the Common Shares.

DIVIDEND REINVESTMENT PLAN

         Pursuant to the Company's dividend reinvestment plan (the "Plan"), all common shareholders whose shares are registered in their own names will have all dividends reinvested automatically in additional Common Shares by [___________], as agent for the common shareholders (the "Plan Agent"), except shareholders who elect to receive cash. An election to receive cash may be revoked or reinstated at a shareholder's option. In the case of record shareholders such as banks, brokers or other nominees (each a "nominee") that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by each nominee as representing the total amount registered in such nominee's name and held for the account of beneficial owners who participate in the Plan. Common shareholders whose shares are held in the name of a nominee should contact the nominee for details about the Plan. Such shareholders may not be able to transfer their shares to another nominee and continue to participate in the Plan. All dividends to shareholders who elect not to participate in the Plan (or whose nominee elects not to participate on the shareholder's behalf), will be paid in cash by wire or check mailed to the record holder by [_____], as the Company's dividend disbursement agent.

         The number of shares that common shareholders (other than those, or their nominees, that elect not to participate in the Plan) will receive as a result of a Company dividend will be determined as follows:

         (1) If Common Shares are trading at or above their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Company will issue new Common Shares at the greater of (i) the net asset value per common share on the payment date or (ii) 95% of the market price per common share on the payment date. Because Common Shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

         (2) If Common Shares are trading below their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per Common Share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per Common Share increases so that it equals or exceeds the net asset value per Common Share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all dividends received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next dividend. If the Plan Agent is unable to invest the full dividend amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend amount, the Company issue new Common Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Common Share (minus estimated brokerage commissions) equals or is less than the market price per Common Share. Interest will not be paid on any uninvested cash payments. If shareholders own Common Shares directly, they may withdraw from the Plan at any time and may also rejoin the Plan later. Shareholders should contact the Plan Agent at the address below for information on how to do so. If requested, the Plan Agent will sell the Common Shares and send shareholders the proceeds, minus brokerage commissions.

         The Plan Agent maintains all record shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information shareholders may need for tax records. The Plan Agent will hold Common Shares in non-certificated form. Any proxy shareholders receive will include all Common Shares held for them under the Plan.

         There is no brokerage charge by the Company for reinvestment of dividends in Common Shares. However, all participants will pay a pro rata share of the brokerage commissions incurred by the Plan Agent when it makes open market purchases.

         Automatically reinvested dividends are taxed in the same manner as cash dividends. See "Tax Matters."

         The Company and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants. Shareholders may obtain additional information about the Plan from their broker. To obtain information on how to change their dividend option from the Plan to cash distributions, or vice versa, shareholders should contact their broker or, if they own Common Shares directly, call the Plan Agent at 1-800-______. The Plan Agent's address is [__________].

                          CLOSED-END COMPANY STRUCTURE

         The Company is a newly organized, nondiversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end companies differ from open-end companies (which are generally referred to as mutual funds) in that closed-end companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if a shareholder wishes to sell shares of a closed-end company, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the company, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company's investments. By comparison, closed-end companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Company's net asset value may decrease. This risk may be greater for shareholders who sell their shares within a relatively short period after completion of the public offering. Accordingly, the Company is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Because of its investment policies and tax features, the Board of Directors does not expect to use certain techniques (such as tender offers or repurchase offers) to manage the discount.

         Whether shareholders will realize a gain or loss upon the sale of the Company's Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the investor's current basis in the shares. Because the market value of the Company's Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Company, the Company cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for the Common Shares.

                                  TAX MATTERS

         The following is a general summary of certain federal tax considerations affecting the Company and its shareholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts and certain tax-deferred accounts, and foreign investors. Unless otherwise noted, this discussion assumes that shareholders are U.S. persons and hold Common Shares as a capital asset. More detailed information regarding the tax consequences of investing in the Company is in the Statement of Additional Information.

         Company Federal Income Taxation. The Company will be treated as a regular "C" corporation for federal and state income tax purposes. Thus, the Company will compute and pay Federal and state income tax on its taxable income. The Company intends to invest its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will have to report its proportionate share of the MLPs income in computing its taxable income. Based upon the historic performance of MLPs, the Company anticipates that the cash flow received by the Company on its MLP investments will exceed the taxable income allocated to the Company. There is no assurance that such performance will continue. In addition, the Company will take into account in its taxable income gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Company's regular income tax.

         The Company will not be treated as a regulated investment company under the federal income tax rules. The federal income tax rules generally provide that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The regulated investment company taxation rules have no application to the Company or shareholders of the Company.

         Shareholder Federal Income Taxation. Unlike a direct interest in MLPs, a shareholder will not report the allocable share of the Company's income, gains, losses or deductions. Shareholders will receive a Form 1099 (rather than a Form K-1) from the Company and will recognize dividend income only to the extent of the Company's current or accumulated earnings and profits. The Company expects to distribute to its common shareholders at least 95% of DCF. The Company's distribution of its DCF will be treated as a dividend-type distribution. A dividend-type distribution is treated as a taxable dividend to the shareholder to the extent of the distributing corporation's current or accumulated earnings and profits. If the distribution exceeds the earnings and profits, the distribution is treated as a return of capital to the shareholder, to the extent of the shareholder's basis in the Common Shares, and then as capital gain.

         Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, the Company anticipates that the distributed cash from the MLPs will exceed the Company's proportionate share of the MLP income and the Company's gain on the sale of MLP interests. Thus, the Company anticipates that only a portion of its dividend-type distributions will be treated as a dividend income to its shareholders. To the extent of the excess distribution, a shareholder's basis in Common shares will be reduced and, if a shareholder has no further basis in its shares, a shareholder will report any excess as capital gain.

         The Jobs Growth and Tax Relief Reconciliation Act of 2003 amended the federal income tax law generally to reduce the maximum federal income tax rate of qualifying dividend income to the rate applicable to long-term capital gains, which is generally fifteen percent. The portion of the Company's dividend-type distributions treated as a dividend for federal income tax purposes should be treated as a qualifying dividend for federal income tax purposes.

         If a shareholder participates in the Company's dividend reinvestment plan, such shareholder will be taxed upon the amount received as if such amount is received by the participating shareholder and the participating shareholder reinvested such amount in additional Company common stock.

         Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on UBTI. Because the Company is a corporation for federal income tax purposes, an owner of shares will not report on its federal income tax return any of the Company's items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Shares unless its ownership of the shares is debt financed. In general, a share would be debt financed if the tax-exempt owner of shares incurs debt to acquire a share or otherwise incurs or maintains a debt that would not have been incurred or maintained if that share had not been acquired.

         A regulated investment company, or "mutual fund," is required to derive 90% or more of its gross income from interest, dividends and gains from the sale of stocks or securities or foreign currency or specified related sources. As stated above, an owner of shares will not report on its federal income tax return any of the Company's items of income, gain, loss and deduction. Thus, ownership of shares will not result in income that is not qualifying income to a mutual fund. Furthermore, any gain from the sale or other disposition of the shares, and the associated purchase and exchange rights, will constitute gain from the sale of stock or securities and will qualify for purposes of that 90% test. Finally, shares, and the associated purchase and exchange rights, will constitute qualifying assets to mutual funds, which also must own at least 50% qualifying assets at the end of each quarter.

         Sale of the Common Shares. Upon sale of Common Shares, a shareholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the shareholder's federal income tax basis of Common Shares sold. Generally such capital gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than twelve months.

         Backup Withholding and Information Reporting. Backup withholding of U.S. federal income tax may apply to the dividend type distribution to be made by the Company if you fail to timely provide taxpayer identification numbers or if the Company is so instructed by the Internal Revenue Service. Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder's U.S. federal income tax, provided that the required information is furnished to the IRS in a timely manner.

         State and Local Taxes. Company dividends also may be subject to state and local taxes.

         Tax matters are very complicated, and the federal tax consequences of an investment in and holding of the Common Shares will depend on the facts of each investor's situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

                                NET ASSET VALUE

         The Company will compute its net asset value for its Common Shares as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and will make its net asset value available for publication quarterly. Domestic debt securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. For purposes of determining the net asset value of a Common Share, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) less (i) all of its liabilities, (including accrued expenses and taxes, including both current and deferred income taxes), (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value of any outstanding preferred shares and (iv) any dividends payable on the common shares. The net asset value per Common Share of the Company will equal the net asset value of the Company divided by the number of outstanding Common Shares.

         The assets in the Company's portfolio will be valued monthly in accordance with Valuation Procedures adopted by the Board of Directors. The Adviser anticipates that a majority of the Company's assets, including common units of MLPs, will be valued closing market prices or readily available market quotations supplied by third parties. Debt securities are valued on the basis of valuations furnished by a principal market maker, or pricing service, or both, both of which generally use electronic data processing techniques to determine valuation for institutional size trading units of debt securities without exclusive reliance on quoted prices. Short-term debt instruments which have a remaining maturity of 60 days or less are generally valued at amortized cost. The value of interest rate swaps, caps and flows is determined in accordance with a formula and confirmed periodically with bank quotations. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt), but before the Company values its assets, would materially affect net asset value, the Adviser may use a fair value method to value certain assets. The use of fair value pricing will be governed by Valuation Procedures established by the Board of Directors.

         The Valuation Procedures also provide that the Adviser will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by the Company to its shareholders.

                          DESCRIPTION OF COMMON SHARES

         The Company is authorized to issue _______ shares of capital stock, $.001 par value. The Company's Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Company. The information contained under this heading is subject to the provisions contained in the Company's Articles of Incorporation and Bylaws. The Company may issue preferred shares, but does not currently intend to do so.

         The Common Shares have no preemptive, conversion, exchange or redemption rights. All Common Shares have equal voting, dividend, distribution and liquidation rights. The Common Shares, when issued, will be fully paid and non-assessable. Common shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of capital stock can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any director.

         Under the rules of the NYSE applicable to listed companies, the Company normally will be required to hold an annual meeting of shareholders in each fiscal year. If the Company is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Company may decide not to hold annual meetings of shareholders.

         The Company has no present intention of offering additional shares, except as described herein and under the Plan, as it may be amended from time to time. See "Distributions--Dividend Reinvestment Plan." Other offerings of shares, if made, will require approval of the Company's Board and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing shareholders or with the consent of a majority of the holders of the Company's outstanding voting securities. For a discussion of the potential characteristics of a preferred shares offering, see "Description of Preferred Shares" in the SAI.

         The Adviser provided the initial capital for the Company by purchasing [_________] shares of Common Shares of the Company for $[___________]. As of the date of this prospectus, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Company until such time as it owns less than 25% of the outstanding shares of the Company.

               CERTAIN ANTI-TAKEOVER PROVISIONS IN THE COMPANY'S
                      ARTICLES OF INCORPORATION AND BYLAWS

         The Company's Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Company, to cause it to engage in certain transactions or to modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company.

         The Company's Articles of Incorporation require an affirmative vote by at least a majority of the Company's Board and by at least __% of the holders of the Company's shares outstanding and entitled to vote, except as described below, to authorize: (i) the Company's conversion from a closed-end to an open-end management investment company; (ii) a change in the nature of the business of the Company such that it would cease to be an investment company registered under the 1940 Act; (iii) any merger or consolidation or share exchange of the Company with or into any other company; (iv) a sale of all or substantially all of the Company's assets (other than in the regular course of the Company's investment activities); (v) the dissolution or liquidation of the Company; (vi) the sale, lease or exchange of all or substantially all of the Company's assets having an aggregate value of $1,000,000 or more to or with any Principal Shareholder (as defined below); (vii) with certain exceptions, the issuance of any securities of the Company to any Principal Shareholder for cash; and (viii) the sale, lease or exchange to the Company, in exchange for securities of the Company, of any assets of any Principal Shareholder having an aggregate value of $1,000,000 or more; provided that if such action has been authorized by the affirmative vote of at least two-thirds of the Company's directors fixed in accordance with the Company's Articles of Incorporation or Bylaws, then the required shareholder vote will be reduced or eliminated as follows: with respect to (i) and (ii) above, the affirmative vote of the holders of "a majority of the outstanding voting securities" (as defined in the 1940
Act) of the Company shall be required; with respect to (iii) through (vi) above, the affirmative vote of the holders of a majority of the outstanding shares of the Company shall be required; and with respect to (vii) and (viii) above, no shareholder vote shall be required. The term "Principal Shareholder" means any person, entity or group that, directly or indirectly, owns 5% or more of the outstanding shares of the Company, and includes any associates or affiliates of such person or entity or of any member of the group.

         None of the foregoing provisions may be amended except by the vote of at least __% of the shares outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles of

Incorporation relating to such a higher vote are in the best interest of the Company and its shareholders. Even if agreed to by the Company, certain of the transactions described above may be prohibited by the 1940 Act.

         The Board is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered so that the shareholders elect approximately one third of the Board each year. The Bylaws provide that directors may be removed from office only for cause and only by vote of at least __% of the shares entitled to be voted on the matter in an election of directors.

         The Company's Bylaws also require that advance notice be given to the Company in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Company not less than 120 calendar days prior to the anniversary date of the prior year's annual meeting. In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the Bylaws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws. Reference should be made to the Company's Articles of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.

                                  UNDERWRITING

         Subject to the terms and conditions of an underwriting agreement dated [_________ __ ], 2003, each underwriter named below has severally agreed to purchase, and the Company has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                          UNDERWRITER                   NUMBER OF COMMON SHARES
          ----------------------------------------      -----------------------
          STIFEL, NICOLAUS & COMPANY, INCORPORATED
  TOTAL

         The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares listed in the table above if any of the Common Shares are purchased. In the underwriting agreement, the Company and Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

         The Company expects to list its Common Shares on the NYSE under the symbol "__." In order to meet the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 Common Shares ($2,500). Prior to this offering, there has been no public market for the Common Shares or any other securities of the Company. Consequently, the offering price for the Common Shares was determined by negotiation between the Company and the Representatives. Investors must pay for any shares purchased in the initial public offering on or before _________, 2003.

         The Underwriters propose initially to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $1.125 per share. The sales load the Company will pay of $1.125 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $_____ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

         The Company has granted the Underwriters an option to purchase up to [_____] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus, solely to cover any over-allotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the table below.

         The following table shows the public offering price, sales load and proceeds before expenses to the Company. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.

                   PER SHARE                  WITHOUT OPTION       WITH OPTION
----------------------------------------      --------------       -----------
Public offering price                             $                   $
Sales load                                        $                   $
Proceeds, before expenses to the Company          $                   $

         The expenses of the offering are estimated to be $[_____]. The Company will pay all of its organizational and offering expenses.

         Until the distribution of the Common Shares is complete, the Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Company's Common Shares. However, the representatives may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, fix or maintain that price.

         If the Underwriters create a short position in the Company's Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of Common Shares to stabilize its price or to reduce a short position may cause the price of the Company's Common Shares to be higher than it might be in the absence of such purchases.

         Neither the Company nor any of the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of Common Shares. In addition, neither the Company nor any of the Underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         The Company has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of Common Shares to the Underwriters pursuant to the underwriting agreement.

         The Company anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Company's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions may so act while they are underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Company.

         The Company may use the net proceeds of this offering to purchase, immediately after the closing of this offering, MLP common units issued in direct placements to the Company. The Company may engage Stifel, Nicolaus & Co. and other broker-dealers who may or may not be underwriters in this offering, to assist the Company in the direct placements for which Stifel, Nicolaus & Co. or such other broker-dealers would receive customary compensation. Stifel, Nicolaus & Co. has provided financial advisory services in connection with structuring the offering for which it will receive customary compensation from the offering proceeds.

                               DIRECT PLACEMENTS

         As of the date of this prospectus, the Company has entered into binding direct placement contracts with the following companies (contingent upon the closing of the Common Share offering):

         NAME OF ISSUER          PRICE PER SHARE TO PORTFOLIO     TOTAL COST
-------------------------------  ----------------------------   ---------------





                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSEMENT AGENT


         The Company will retain [____________], [address], to provide administrative services for the Company. The custodian of the Company's assets will be [name] [address]. [Name], [address], will serve as the Company's transfer agent and dividend disbursement agent, as well as the Plan Agent for the Company's Plan. The Company will pay ___________ a [monthly/quarterly] fee computed at an annual rate of ____% of the Company's average monthly Managed Assets.

                                 LEGAL MATTERS

         Blackwell Sanders Peper Martin, LLP ("Blackwell"), Kansas City, Missouri, serves as counsel to the Company. Vedder, Price, Kaufman & Kammholz, P.C. ("Vedder Price"), Chicago, Illinois, is serving as special counsel to the Company in connection with the offering. Kaye Scholer LLP serves as counsel to the underwriters. Stroock & Stroock & Lavan LLP is serving as special counsel to the underwriters in connection with the offering. Certain legal and tax matters in connection with the Common Shares offered hereby are passed on for the Company by Blackwell, and for the Underwriters by Kaye Scholer LLP. Vedder Price and Blackwell may rely on the opinion of Venable LLP, Baltimore, Maryland, on matters of Maryland law.

                            TABLE OF CONTENTS OF THE

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                                                               Page
                                                                                                               ----
Investment Limitations.............................................................................................
Investment Objective and Policies..................................................................................
Management of the Company..........................................................................................
Portfolio Transactions.............................................................................................
Net Asset Value....................................................................................................
Leverage...........................................................................................................
Description of Preferred Shares....................................................................................
U.S. Federal Income Tax Matters....................................................................................
Proxy Voting Policies..............................................................................................
Independent Accountants............................................................................................
Additional Information.............................................................................................
Report of Independent Accountants..................................................................................
Financial Statements...............................................................................................
Appendix - Ratings of Investments..................................................................................

         The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where an offer or sale is not permitted.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF ADDITIONAL INFORMATION

         Tortoise Energy Infrastructure Corporation (the "Company") is a newly organized, non-diversified, closed-end management investment company. This statement of additional information relating to the Company's shares of common stock ("Common Shares") is not a prospectus, but should be read in conjunction with the prospectus relating to the Common Shares dated __________, 2003. This statement of additional information does not include all information that a prospective investor should consider before purchasing Common Shares of the Company, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus is available without charge from the Company by calling 1-800-___-____. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

         No person has been authorized to give any information or to make any representations not contained in the prospectus or in this statement of additional information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The prospectus and this statement of additional information do not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS

                                                                                                               PAGE
Investment Limitations...........................................................................................2
Investment Objective and Policies................................................................................4
Management of the Company.......................................................................................15
Portfolio Transactions..........................................................................................20
Net Asset Value.................................................................................................21
Leverage........................................................................................................21
Description of Preferred Shares.................................................................................23
U.S. Federal Income Tax Matters.................................................................................24
Proxy Voting Policies...........................................................................................28
Independent Accountants.........................................................................................28
Additional Information..........................................................................................28
Report Of Independent Accountants...............................................................................29
Financial Statements............................................................................................29
Appendix A--Rating of Investments...............................................................................A-1

       This statement of additional information is dated ___________, 2003

                             INVESTMENT LIMITATIONS

         This section supplements the disclosure in the prospectus and provides additional information on the Company's investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (1) 67% of the Common Shares represented at a meeting at which more than 50% of the outstanding Common Shares are represented or (2) more than 50% of the outstanding Common Shares). If the Company were to issue shares of preferred stock ("preferred shares"), the investment limitations could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately as a class.

         Investment limitations stated as a maximum percentage of the Company's assets are only applied immediately after, and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's investment limitations.

         THE FOLLOWING ARE THE COMPANY'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE COMPANY MAY NOT:

         (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

         (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (4) underwrite securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities held in its portfolio;

         (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

         (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

         All other investment policies of the Company are considered non-fundamental and may be changed by the Board of Directors (the "Board") without prior approval of the Company's outstanding voting shares.

         As a non-fundamental policy, the Company will not enter into short sales.

         Currently under the 1940 Act, the Company is not permitted to incur indebtedness unless immediately after such borrowing the Company has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any dividend or other distribution upon its Common Shares, or purchase any such shares, unless the aggregate indebtedness of the Company has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Company is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Company's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Company's total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Company's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value.

         Currently under the 1940 Act, the Company is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Company, except for a loan from the Company to a company which owns all of the outstanding securities of the Company, except directors' qualifying shares. Currently, under interpretative positions of the SEC, the Company may not have on loan at any given time securities representing more than one-third of its total assets.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred shares issued by the Company would be considered senior securities under the 1940 Act. The Company may only enter into transactions involving indebtedness if the asset coverage (as defined in the 1940 Act) would be at least 300% of the indebtedness. The Company may only issue preferred shares if the asset coverage (as defined in the 1940 Act) would be at least 200% after such issuance.

         Currently, the Company is deemed to "concentrate" in the energy infrastructure industry because it invests at least 90% of its total assets in energy infrastructure companies organized in the United States.

         Under the 1940 Act, the Company may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Company will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Company's advisory fees and other expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Company invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         The Company interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Company, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

                        INVESTMENT OBJECTIVE AND POLICIES

         The prospectus presents the investment objective and the principal investment strategies and risks of the Company. This section supplements the disclosure in the Company's prospectus and provides additional information on the Company's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Company's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's restrictions and policies.

         The Company's investment objective is to seek a high level of total return with an emphasis on income. There is no assurance that the Company will achieve its objective. The investment objective and the investment policies discussed below are nonfundamental. The Board of Directors of the Company may change the investment objective, or any policy or limitation that is not fundamental without a shareholder vote, provided that shareholders receive at least 60 days' prior written notice of any change. Unlike most other investment companies, the Company will not be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, the Company will be subject to federal and applicable state corporate income taxes. The Company expects that a substantial portion of its distributions to shareholders will constitute a return of capital.

         Under normal circumstances, the Company will invest at least 90% of total assets in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Companies that provide services or products to the foregoing businesses are also considered energy infrastructure companies. The Company intends to invest principally in a portfolio of income-producing equity units of energy infrastructure companies that are master limited partnerships ("MLPs") that the Adviser believes offer attractive distribution rates and capital appreciation potential. Equity units currently consist of common units, convertible subordinated units and pay-in-kind units of MLPs, and may be publicly traded or privately placed. The Company also may invest in other securities set forth below, providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Company's objective with such investments.

         The Company has adopted the following nonfundamental policies:

         o Under normal circumstances, the Company will invest at least 70% and up to 100% of total assets in income-producing equity units issued by MLPs.

         o The Company may invest up to 30% of total assets in direct placements of restricted securities. The types of direct placements that the Company may purchase include MLP convertible subordinated units, MLP common units and securities of private companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

         o The Company may invest up to 25% of total assets in debt securities of energy infrastructure companies, including corporate debt securities and debt securities of MLPs. The Company may invest in debt securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

         o The Company will not invest more than 10% of total assets in any single issuer.

         The following pages contain more detailed information about the types of issuers and instruments in which the Company may invest, strategies the Adviser may employ in pursuit of the Company's investment objective and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help the Company achieve its objective.

ENERGY INFRASTRUCTURE COMPANIES

         For purposes of the Company's investment policies, an energy infrastructure company is one that derives at least 50% of its revenues from "Qualifying Income" under Section 7704 of the Internal Revenue Code or derives at least 50% of its revenues from the provision of goods or services to such companies. Qualifying Income is defined as any income and/or gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting natural gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber); or the transportation, delivery or processing of natural resources or minerals.

         Energy Infrastructure MLPs are limited partnerships that derive at least 90% of their income from energy infrastructure operations. The business of energy infrastructure MLPs is affected by supply and demand for energy commodities. Most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. The general level of commodity prices may affect the volume of the commodity which the MLP delivers to its customers, and the cost of providing services such as processing or distributing natural gas liquids. The Adviser believes that high quality MLPs are able to mitigate or manage direct margin exposure to commodity price levels.

         Energy infrastructure companies may be subject to state and/or federal regulation affecting tariff rates, however, they do not operate as "public utilities" or "local distribution companies," which are subject to rate regulation by state or federal utility commissions. As such, investors in energy infrastructure companies may be subject to greater competitive failure than utility companies.

         Energy infrastructure MLPs in which the Company will invest can generally be classified in the following categories:

         Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

         Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

         Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

         Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. As natural gas prices increase, the relative attractiveness of coal as a fuel source increases to utilities. Coal reserves are long-lived assets.

         Energy Infrastructure MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy infrastructure MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

         MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission ("FERC"), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

         Energy Infrastructure MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy infrastructure MLPs.

         Energy infrastructure MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain

MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; and the general level of the economy.

         The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

MASTER LIMITED PARTNERSHIPS

         Under normal circumstances the Company will invest at least 70% of total assets in income producing equity securities of MLPs. An MLP, also known as a publicly traded partnership, is a limited partnership the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax at the entity level.

         An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner. Most MLPs do not have direct commodity exposure to oil and gas price volatility, however, they could be influenced by investor psychology toward the energy sector.

         MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin off a group of assets or part of its business into a MLP of which it is the general partner, either to realize the assets' full value on the marketplace or as an alternative to debt. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

         The MLP asset structure essentially transfers cash flows from long-lived assets directly to limited partner unitholders such as the Company. MLPs tend to pay relatively higher distributions than other types of companies and the Company intends to use these MLP distributions in an effort to meet its investment objective.

         Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

         When the units are sold, the difference between the sales price and the investor's adjusted basis equals taxable gain. The partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero.

         For a further discussion and a description of MLP tax matters, see the section entitled "U.S. Federal Income Tax Matters."

THE COMPANY'S INVESTMENTS

         The types of securities in which the Company may invest includes, but are not limited to the following:

         Equity Securities. Consistent with its investment objectives, the Company may invest up to 100% of its total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units and pay-in-kind units (each discussed below).

         The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Company's net asset value per share, which will fluctuate as the value of the securities held by the Company change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

         MLP Common Units. MLP common units represent an equity ownership interest in a partnership, entitling the holder to a share of the company's success through distributions and/or capital appreciation. These units trade on a national exchange or over the counter. MLPs are required to distribute a large percentage of their current operating earnings. In the event of liquidation, MLP common unitholders have rights to the partnership's remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. The prices of energy infrastructure MLPs may fluctuate with changes in the underlying companies, commodity price levels, changes in interest rates, changes in inflation and with general movements in the economy.

         Holders of common units usually have limited voting rights that relate to significant partnership matters. Such rights may include voting on such matters as: a sale or exchange of all or substantially all of the assets of the MLP; dissolution of the MLP; merger transactions; removal of a general partner and election of a successor general partner; and certain amendments to the partnership agreements, particularly any amendment that would cause the partnership to be taxed as a corporation.

         Although common units historically have generated higher average returns than fixed-income and other equity securities, common units also have experienced more volatility than fixed income and less volatility than other equity securities in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common unit held by the Company. Also, the price of common units is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common units held by the Company or to which it has exposure. In the event of liquidation, common shareholders have rights to a company's assets after obligations to bondholders, other debt holders and preferred shareholders have been satisfied.

         MLP Convertible Subordinated Units. MLP convertible subordinated units are issued by MLPs to founders and other related persons upon formation of the MLP. They generally are not entitled to distribution until holders of common units have received specified minimum distributions, plus any arrearages, and may receive less in distributions upon liquidation. Therefore, they generally entail greater risk than MLP common units. They are convertible automatically into the senior common units of the same or a different issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over the counter and there is no active market for convertible subordinated units. The value of a convertible security often reflects variations in the price of the underlying common units. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units, except voting may be limited with respect to removal of a general partner and election of a successor general partner.

         Convertible subordinated units of MLPs generally offer greater dividend yields than common units. However, convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum distributions, plus any arrearages, and may receive less in distributions upon liquidation. In addition, subordinated units are not generally entitled to arrearage rights during periods where common equivalent distributions are not paid to the holder. Convertible subordinated units also are illiquid.

         MLP Pay-In-Kind Units. Pay-in-kind or I-Units are equity securities issued by MLPs or their affiliates, which provide that the issuer will pay distributions on such units in the form of additional units. Such investments benefit the issuer by mitigating its need for cash to meet distribution obligations. I-Units pay dividends in the form of additional shares rather than cash. There is no allocation of income or loss to I-Units by the issuer. The price of I-Units generally varies with the price of MLP Common Units, although the degree of correlation may be large or small depending on market conditions.

         Debt Securities. The Company may invest up to 25% of its assets in debt securities of energy infrastructure companies, including securities rated below investment grade. The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent that the Company invests in below investment grade debt securities, such securities purchased by the Company will be rated, at the time of investment, at least B- by S&P or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Company's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its shareholders.

         Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser's research and credit analysis is an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or have improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         Below Investment Grade Debt Securities. Although the Company does not currently intend to do so, up to 25% of the Company's assets may be invested in below investment grade securities. The below investment grade debt securities in which the Company invests are rated from B3 to Ba1 by Moody's, from B- to BB+ by Standard & Poor's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

         Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Company is subject to the following specific risks:

         o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         o greater risk of loss due to default or declining credit quality;

         o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         o if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

         See Appendix A to this statement of additional information for a description of Moody's and Standard & Poor's ratings.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Company's net asset value and the market value of its Common Shares. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Company's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

         Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         The Company will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Company, the Company may be required to bear certain extraordinary expenses in order to protect and recover its investment if it is recoverable at all.

         Restricted and Illiquid Securities. The Company may invest up to 30% of total assets in direct placements. Securities obtained by means of direct placement are less liquid than securities traded in the open market. The Company may therefore not be able to readily sell such securities. Investments currently considered by the Adviser to be illiquid because of such restrictions include subordinated convertible units and direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so.

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Advisor has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company, however, could affect adversely the marketability of such portfolio securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

         The Company may also invest in securities that may not necessarily restricted, but are nonetheless illiquid. Illiquid securities may be difficult to dispose of at a fair price during times when the Company believes it is desirable to do so. Illiquid securities are also more difficult to value and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by the Board. Investment of the Company's capital in illiquid securities may restrict the Company's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short term needs or incurring losses on the sale of illiquid securities.

         Commercial Paper. The Company may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

         Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

         U.S. Government Securities. The Company may invest in U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

         Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

         Some agency securities are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

         Repurchase Agreements. The Company may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Company purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Company holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Company to earn interest on assets awaiting long term investment. The Company requires continuous maintenance by the custodian for the Company's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Company could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Company seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Company is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when the Company enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Company having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Company and held by the custodian throughout the period of the obligation. Under the 1940 Act, reverse repurchase agreements are considered borrowings by the Company; accordingly, the Company will limit its investments in these transactions, together with any other borrowings, to no more than 33 1/3% of its total assets. The use of reverse repurchase agreements by the Company creates leverage which increases the Company's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Company's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Company intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

         Margin Borrowing. The Company may use margin borrowing of up to ____% of total assets for investment purposes when the Advisor believes it will enhance returns. Margin borrowings by the Company create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Company has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Company, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

         Interest Rate Transactions. In an attempt to reduce the interest rate risk arising from the Company's underlying investments and leveraged capital structure, the Company may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment that is intended to approximate the Company's variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Company's use of interest rate swaps or caps could enhance or decrease the net income of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company's cost of financial leverage.

         Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Company may receive fees or price concessions for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Company's investments. If the Company remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Company will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When the Company has sold a security on a delayed-delivery basis, the Company does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Company could miss a favorable price or yield opportunity or suffer a loss.

         Securities Lending. The Company may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Company to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

         The Adviser understands that it is the current view of the Commission staff that the Company may engage in loan transactions only under the following conditions: (1) the Company must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Company may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Defensive and Temporary Investments. Under adverse market or economic conditions or for temporary defensive purposes, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's operations. The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. The address of each director and officer is [address].


                                            POSITION(S) HELD WITH             PRINCIPAL                 OTHER
                                            COMPANY AND LENGTH OF         OCCUPATION DURING         DIRECTORSHIPS
             NAME AND AGE                        TIME SERVED               PAST FIVE YEARS        HELD BY DIRECTOR
             ------------                        -----------               ---------------        ----------------
INDEPENDENT DIRECTORS






INTERESTED DIRECTORS AND OFFICERS
Terry C. Matlack*





------------------
* Mr. Matlack is an interested person by virtue of his position with the Company.

         The Company has a standing Audit Committee that consists of _____ directors of the Company who are not "interested persons" (within the meaning of the 1940 Act) of the Company ("Independent Directors"). The Audit Committee's function is to select independent accountants to conduct the annual audit of the Company's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and approval of all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. For purposes of the Sarbanes-Oxley Act, the Audit Committee has at least one member who is deemed to be a financial expert. The Audit Committee operates under a written charter approved by the Board. The Audit Committee will meet periodically, as necessary. The Audit Committee members are _________.

         [The Company also has a Nominating Committee that consists of all Independent Directors. The Nominating Committee's function is to nominate and evaluate Independent Director candidates and review the compensation arrangements for each of the directors. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee members are _________, and will meet periodically, as necessary.]

         As the Company is a newly-organized closed-end management investment company, no meetings of the above committees have been held in the current fiscal year.

         Directors and officers of the Company who are interested persons of the Company will receive no salary or fees from the Company. Each Independent Director is expected to receive from the Company an annual retainer of $______ and a fee of $_____ (and reimbursement for related expenses) for each meeting of the Board he or she attends. No director or officer will be entitled to receive pension or retirement benefits from the Company.

         The table below sets forth the estimated compensation to be paid to the directors by the Company for the period beginning on the commencement of operations and ending on [November 30], 2004. As of _____________, 200_, the Company was not operational and did not pay compensation to the directors.


        NAME AND POSITION WITH THE COMPANY                AGGREGATE COMPENSATION FROM THE COMPANY*
        ----------------------------------                ----------------------------------------
INDEPENDENT DIRECTORS
                                                                              $
                                                                              $
                                                                              $
                                                                              $
                                                                              $
                                                                              $
INTERESTED DIRECTORS
Terry C. Matlack                                                             $0

------------------
* Since the Company has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Company during the current fiscal year.

         Because the Company has not yet commenced operations, none of the directors own Company shares as of the date of this statement of additional information. The following table sets forth the dollar range of equity securities beneficially owned by each director in the Company as of _________, 2003.


                                                                           AGGREGATE DOLLAR RANGE OF
                    NAME OF DIRECTOR                           COMPANY SECURITIES BENEFICIALLY OWNED BY DIRECTOR
                    ----------------                           -------------------------------------------------


INTERESTED DIRECTORS

INVESTMENT ADVISER AND ADMINISTRATOR

         Tortoise Capital Advisors, L.L.C. (the "Adviser") will serve as the Company's investment adviser. The Adviser was formed by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners, L.C. ("KCEP") in November 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments.

         The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. As of September 30, 2003, the Adviser and its affiliates (including the Atlantic group) had approximately $275 million in assets under management and private equity investments in the energy infrastructure industry, and had approximately $8.5 billion in total assets under management and private equity investments.

         Pursuant to an advisory agreement dated ____________, 2003, the Adviser shall, subject to overall supervision by the Board, manage the investments of the Company. The Adviser will be responsible for the investment of the Company's portfolio consistent with the Company's investment objective, policies and limitations described in the prospectus and this statement of additional information.

         Day-to-day management of the Company's portfolio will be the responsibility of a team of investment analysts and portfolio managers led by David J. Schulte. Each outside member of the Adviser's investment committee also has significant responsibilities with KCEP, Fountain Capital and their affiliates.

         In addition, the Adviser will be obligated to supply the Board and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the advisory agreement, the Company will pay to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets (including the assets attributable to the proceeds from any leverage) minus the sum of accrued liabilities (other than deferred taxes of debt entered into for purposes of leverage) ("Managed Assets").

         ______________ will provide facilities, services, and personnel to the Company pursuant to an administration agreement with the Company dated ___________, 2003. Under the administration agreement, _____________ will provide certain shareholder, shareholder-related, and other services. _________________ will solicit and gather shareholder proxies, perform services connected with the Company's exchange listing and furnish other services the parties agree from time to time should be provided under the administration agreement. For administrative services, the Company has agreed to pay _____________ at the annual rate of ___% of average daily Managed Assets.

         Because the management fees paid to the Adviser are based upon a percentage of the Company's Managed Assets, fees paid to the Adviser will be higher if the Company is leveraged; thus, the Adviser will have an incentive to leverage the Company. The Adviser intends to leverage the Company only when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the leverage. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of managed assets during a given calendar quarter. The fees are payable for each calendar quarter as soon as practicable after the end of that quarter.

         The Company will bear all expenses not specifically assumed by the Adviser incurred in the Company's operations and in the offering of its Common Shares. Expenses borne by the Company will include, but not be limited to, the following: (i) organizational expenses; (ii) legal and audit expense; (iii) borrowing expenses; (iv) interest; (v) taxes;
(vi) governmental fees; (vii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(viii) the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Company and any losses incurred in connection therewith; (ix) fees of custodians, transfer agents, registrars or other agents; (x) expenses of preparing share certificates; (xi) expenses of registering and qualifying Company shares for sale under applicable federal laws and maintaining such registrations and qualifications; (xii) expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the Company's shareholders; (xiii) costs of stationery; (xiv) costs of shareholders and other meetings of the Company; (xv) compensation and expenses of the independent directors of the Company; (xvi) the Company's pro rata portion of premiums of any fidelity bond and other insurance covering the Company and its officers and directors; and
(xvii) the fees and other expenses of listing and maintaining the Company's shares on the NYSE or any other national stock exchange. The Company is also liable for such nonrecurring expenses as may arise, including litigation to which the Company may be party. The Company may also have an obligation to indemnify its directors and officers with respect to any such litigation.

         The advisory agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services under those agreements in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against the Adviser, in connection with its obligations under the advisory agreement, ends with a determination that the Adviser acted without culpability, the Company will reimburse the Adviser for reasonable attorneys' fees and other expenses. In the event a matter ends without a court ruling the Adviser's culpability, the issue of whether the Company can reimburse the Adviser will be determined by a committee of Independent Directors who were not party to the suit or by an opinion of independent legal counsel. The Company may advance expenses to the Adviser if (1) a committee of non-party Independent Directors or independent legal counsel determine that the Adviser is likely to prevail, and
(2) the Company is adequately assured of repayment in the event of an adverse result.

         The advisory agreement will continue in force until _____________, 2004, and from year to year thereafter, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of the outstanding voting securities of the Company. Additionally, the advisory agreement must be approved annually by vote of a majority of the Independent Directors. The administration agreement will continue in force until _______________, 2004, and from year to year thereafter, provided such continuance is approved by a majority of the Board, including a majority of the Independent Directors. The advisory and administrative agreements may be terminated by the Adviser, Administrator or the Company, without penalty, on sixty (60) days' written notice to the other. The advisory and administration agreements will terminate automatically in the event of their assignment.

         The advisory agreement was considered and approved by the Board of Directors, including a majority of the Independent Directors. In considering the advisory agreement, the Board, including a majority of the Independent Directors, determined that the terms of the agreement are fair and reasonable and that approval of the advisory agreement on behalf of the Company is in the best interests of the Company. In evaluating the advisory agreement, the Board reviewed materials furnished by the Adviser, including information regarding its affiliates and its personnel, operations and financial condition. The Board also specifically considered the following as relevant to its determination to approve the advisory agreement: (1) the history, reputation, qualification and background of the Adviser and the team of analysts and portfolio managers; (2) the breadth of the securities, including energy infrastructure company securities, from which the Adviser would select investments for the Company and the analysis related to those securities; (3) that the fee and expense ratios of the Company are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; and (4) other factors deemed relevant by the Board. The Board noted and approved that the fee rate would be applicable to all assets under management, including amounts representing borrowings by the Company, and the potential conflict of the Adviser in determining the amount of those borrowings.

POTENTIAL CONFLICTS OF INTEREST

         The Adviser and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. Securities frequently meet the investment objectives of the Company and such other accounts and the Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of the trading order. In such cases, when practical, the Adviser will attempt to allocate securities purchased on a pro rata basis, weighted by the asset value of each account. Other factors considered in the allocation of securities include cash balances, risk tolerances and other guideline restrictions.

         It is possible that at times identical securities will be held by the Company and other accounts. However, positions in the same issuer may vary and the length of time that the Company or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by the Adviser seeks to acquire the same security at about the same time, the Company may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Adviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by the Company and other accounts, the resulting participation in volume transactions could produce better executions for the Company. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts may have the same or similar investment objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

CUSTODIAN AND TRANSFER AGENT

         ________________________, [address], will serve as the custodian of the Company's cash and investment securities. _________________________, [address], will serve as transfer agent and dividend disbursement agent for the Company, as well as the Plan Agent for the Company's Plan.

CODE OF ETHICS

         The Company, the Adviser and the Company's principal underwriter have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of the Company. Subject to certain limitations, the Code permits covered persons to invest in securities, including securities that may be purchased or held by the Company. The Code contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of covered persons and the interests of investment advisory clients such as the Company. Among other things, the Code prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code may be granted in particular circumstances after review by appropriate personnel. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.

         The Code of Ethics of the Company can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of the Company is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS



EXECUTION OF PORTFOLIO TRANSACTIONS

         As of the date of this statement of additional information, the Company has not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

         The Adviser is responsible for the execution of the Company's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The Company may not always pay the lowest commission or spread available. Rather, the Company will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

         The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the Company. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services.

         The Adviser may also select other brokers to execute portfolio transactions. In the OTC market, the Company will generally deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers.

PORTFOLIO TURNOVER

         The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company's recognition of gains that will increase the Company's current and accumulated earnings profits resulting in a greater portion of the Company's distributions being treated as taxable dividends for Federal income tax purposes. See "U.S. Federal Income Tax Matters."

                                 NET ASSET VALUE

         The Company will compute its net asset value for its Common Shares as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and will make its net asset value available for publication quarterly. Domestic debt securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. For purposes of determining the net asset value of a Common Share, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) less (i) all of its liabilities, (including accrued expenses and taxes, including both current and deferred income taxes), (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value of any outstanding preferred shares and (iv) any dividends payable on the Common Shares. The net asset value per Common Share of the Company will equal the net asset value of the Company divided by the number of outstanding Common Shares.

         The assets in the Company's portfolio will be valued monthly in accordance with Valuation Procedures adopted by the Board of Directors. The Adviser anticipates that a majority of the Company's assets, including common units of MLPs, will be valued using closing market prices or readily available market quotations supplied by third parties. Debt securities are valued on the basis of valuations furnished by a principal market maker, or pricing service, or both, both of which generally use electronic data processing techniques to determine valuation for institutional size trading units of debt securities without exclusive reliance on quoted prices. Short-term debt instruments which have a remaining maturity of 60 days or less are generally valued at amortized cost. The value of interest rate swaps, caps and flows is determined in accordance with a formula and confirmed periodically with bank quotations. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt), but before the Company values its assets, would materially affect net asset value, the Adviser may use a fair value method to value certain assets. The use of fair value pricing will be governed by Valuation Procedures established by the Board of Directors.

         The Valuation Procedures also provide that the Adviser will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by the Company to its shareholders.

                                    LEVERAGE

         The Company may borrow money, issue preferred shares, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage. Under the 1940 Act, the Company may engage in leverage in an amount up to 33 1/3% of total assets (including the amount obtained through leverage). Subject to market conditions, the Company generally intends to be leveraged to the extent permitted by law, however, there may be a delay of up to nine (9) to twelve (12) days following the closing before the Company fully establishes borrowing facilities or other means of leverage. The Company generally will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Company could obtain over time without leverage. The Company currently intends to engage in leverage primarily through borrowing from banks and financial institutions, and through reverse repurchase agreements. The Company may also borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

         Under the 1940 Act, the Company is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Company also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Company may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be.

         The company currently intends to leverage primarily through borrowings from banks and financial institutions, and through reverse repurchase agreements. The establishment of a borrowing facility by the Company would involve expenses and other costs, including interest payments, which would be borne by the Company's common shareholders. In addition, the terms of any borrowing or other indebtedness issued by the Company may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company's portfolio composition or on its use of various investment techniques or strategies or its ability to pay dividends on Common Shares in some instances. The Company also may be required to pledge its assets to lenders in connection with certain types of borrowings. Due to these restrictions, the Company may be forced to liquidate investments at times or prices that are not favorable to the Company, or the Company may be forced to forgo investments that the Adviser otherwise views as favorable.

         Although leverage creates an opportunity for increased income and capital appreciation for shareholders, at the same time it creates special risks. Leverage will increase the Company's exposure to capital risk. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements and the Company's continued access to bank borrowings, or other vehicles for leverage on favorable terms. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

         The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Company can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the shareholders would benefit from an incremental return. However, if the differential between the return on the Company's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Company's Common Shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Company would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Company's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Common Shares.

         To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Company's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Company's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. Nevertheless, the Adviser may determine to maintain the Company's leveraged position if it deems such action to be appropriate under the circumstances.

         The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange of by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company will use interest rate transactions for hedging purposes only. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

EFFECTS OF LEVERAGE

         Assuming borrowings in the amount of 33 1/3% of the Company's total assets (including the amount borrowed), and an annual interest rate of 3% payable on such borrowing based on market rates of __ [state a maturity] as of the date of this prospectus, the annual return that the Company's portfolio must experience (net of expenses) in order to cover those interest payments would be [__]%.

                         DESCRIPTION OF PREFERRED SHARES

         The Company's Articles of Incorporation authorize the Board to create additional classes of stock. Preferred shares may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the common shareholders.

         Although the terms of any preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles of Incorporation) if and when it authorizes a preferred shares offering, it is likely that any such preferred shares would pay cumulative dividends for relatively short-term periods (such as 7 days) and would provide for the periodic redetermination of the dividend rate through an auction process or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the preferred shares would likely be as stated below.

         As used in this statement of additional information, unless otherwise noted, the Company's "net assets" include assets of the Company attributable to any outstanding Common Shares and preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Company would be required to exclude the liquidation preference of preferred shares from "net assets," so long as the preferred shares have redemption features that are not solely within the control of the Company. For all regulatory and tax purposes, the Company's preferred shares will be treated as stock (rather than indebtedness).

         Limited Issuance of Preferred Shares. Under the 1940 Act, the Company could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Company's net assets, measured immediately after issuance of the preferred shares.

         Distribution Preference. The preferred shares would have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of preferred shares ("preferred shareholders") would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, preferred shareholders would not be entitled to any further participation in any distribution of assets by the Company. A consolidation or merger of the Company with or into any business trust or corporation or a sale of all or substantially all of the assets of the Company would not be deemed to be a liquidation, dissolution or winding up of the Company.

         Voting Rights. In connection with any issuance of preferred shares, the Company must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares. Except as otherwise provided in the Articles of Incorporation or the Company's By-laws or otherwise required by applicable law, preferred shareholders would vote together with common shareholders as a single class.

         In connection with the election of the Company's directors, preferred shareholders, voting as a separate class, would also be entitled to elect two of the Company's directors, and the remaining directors would be elected by common shareholders and preferred shareholders, voting together as a single class. In addition, if at any time dividends on the Company's outstanding preferred shares would be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Company's directors until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, the conversion of the Company from a closed-end to an open-end company or changes in the investment limitations described as fundamental policies under "Investment Limitations." The class or series vote of preferred shareholders described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and preferred shares necessary to authorize the action in question.

         Holders of preferred shares would not be entitled to vote on matters placed before shareholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         The discussion above describes the terms related to a possible offering of preferred shares. The Board currently expects to leverage through borrowing or other forms of indebtedness rather than by issuing preferred shares. If the Board does determines to authorize an offering of preferred shares, the terms thereof may be the same as, or different from, the terms described above, subject to applicable law and the Articles of Incorporation and By-laws.

                         U.S. FEDERAL INCOME TAX MATTERS

         Set forth below is a discussion of the material federal income tax aspects concerning the Company and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts and certain tax-deferred accounts, and foreign investors. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Common Shares as a capital asset. This discussion is based on present provisions of the Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE COMPANY

         The Company will be treated as a regular C corporation for federal and state income tax purposes. Thus, the Company will compute and pay federal and state income tax on its taxable income. Thus, the Company will be subject to federal income tax on its taxable income at tax rates up to 35%. Additionally, in certain instances the Company could be subject to the alternative minimum tax of 20% on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.

         As indicated above, the Company intends to invest its assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership's partners must report their proportionate share of partnership income. Thus, as a partner in MLPs, the Company will report its proportionate share of the MLPs' income in computing its federal taxable income, irrespective of whether any cash distributions are made by the MLP to the Company. The Company will also take into account any other items of Company income, gain, deduction or loss. The Company anticipates that these may include interest income earned on the Company's investment in debt securities, deductions for Company operating expenses and gain or loss recognized by the Company on the sale of MLP interests or any other security.

         As explained further below, based upon the historic performance of MLPs, the Company anticipates initially that its proportionate share of the MLPs' taxable income will be less than twenty percent of the cash distributions received by the Company from the MLPs. In such case, the Company anticipates that it will not incur federal income tax on a significant portion of its cash flow, particularly after taking into account the Company's current operational expenses. If the MLPs' taxable income is a significantly greater portion of the MLPs' cash distributions, the Company will incur additional current federal income tax.

         The Company anticipates that each year it will turn over a certain portion of its investment assets. The Company will recognize gain or loss on the disposition of all or a portion of its interest in MLPs in an amount equal to the difference between the sales price and the Company's basis in the MLP interests sold. To the extent the Company receives MLP cash distributions in excess of the taxable income reportable by the Company with respect to each respective MLP interest, the Company's basis in the MLP interest will be reduced and the Company's gain on the sale of an MLP interest likewise will be increased.

         The Company will not be treated as a regulated investment company under the federal income tax rules. The federal income tax rules generally provide that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The regulated investment company taxation rules have no application to the Company or shareholders of the Company.

TAXATION OF THE SHAREHOLDERS

         Distributions. The Company expects to distribute to its common shareholders an amount equal to the distributable cash flow, ("DCF"). The Company's distribution of its DCF will be treated as a dividend-type distribution. A dividend-type distribution is treated as a taxable dividend to the shareholder to the extent of the distributing corporation's current or accumulated earnings and profits. If the distribution exceeds the distributing corporation's current or accumulated earnings and profits, the distribution is treated as a return of capital to the shareholder, to the extent of the shareholder's basis in the Common Shares, and then as capital gain.

         Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments, and reduced for distributions made by the distributing corporation. As explained above, based upon the historic performance of the MLPs, the Company annually anticipates that the distributed cash from the MLPs will exceed the Company's proportionate share of the MLP income and the Company's gain on its sale of MLP interests. Thus, the Company anticipates that only a portion of its dividend-type distributions will be treated as dividend income to its shareholders. To the extent of the excess distribution, a shareholder's basis in the Common Shares will be reduced and, if a shareholder has no further basis in its shares, a shareholder will report any excess as capital gain.

         Thus, the taxable portion of the Company's dividend distributions will be affected by (1) the portion of the Company's share of MLP taxable income to the Company's amount of MLP cash distributions and (2) the Company's annual portfolio turnover rate. A higher percentage of MLP taxable income to MLP cash distributions or a higher annual portfolio turnover rate will result in a greater portion of the Company's dividend-type distributions being treated as dividend income.

         The Jobs Growth and Tax Relief Reconciliation Act of 2003 (the "2003 Act") amended the federal income tax law generally to reduce the maximum federal income tax rate on qualifying dividend income to the rate applicable to long-term capital gains, which is generally fifteen percent. The portion of the Company's dividend-type distributions treated as a dividend for federal income tax purposes should be treated as a qualifying dividend for federal income tax purposes.

         If a shareholder participates in the Company's dividend reinvestment plan, such shareholder will be taxed upon the amount received as if such amount is received by the participating shareholder and the participating shareholder reinvested such amount in additional Company Common Stock.

         The Company will notify shareholders annually as to the federal income tax status of Company distributions to them.

         Sale of Shares. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the shareholder's federal income tax basis of Common Shares sold. Generally such capital gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than twelve months.

         Backup Withholding. The Company generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate shareholder who fails to properly furnish the Company with a correct taxpayer identification number. Withholding at that rate also is required from all distributions otherwise payable to such a shareholder who has under-reported dividend or interest income or who fails to certify to the Company that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its shareholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its shareholders in the form of dividends, the shareholders may pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

         An MLP, as a partnership, is not considered to be a separate entity, but is rather an aggregate of all the partners. An MLP is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership's income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership, and each partner pays tax on his or her share of the partnership income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well - capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level - that of the individual partner.

         The Internal Revenue Code generally requires all publicly-traded partnerships to be treated as a corporation for federal income tax purposes. However, if the publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be taxed as partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must receive 90 percent of its income from specified sources as qualifying income.

         Qualifying income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities. Mineral or natural resources activities include exploration, development, production, mining, refining (including fertilizers), marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, or timber. This means that most MLPs today are in energy, timber, or real estate related (including mortgage securities) businesses.

         Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

         It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash from the partnership. The tax is based not on money he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any tax owed.

         When the units are sold, the difference between the sales price and the investor's adjusted basis equals taxable gain. The partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero.

       At tax filing season an MLP investor will receive a K-1 form showing his share of each item of partnership income, gain, loss, deductions and credits. He will use that information to figure his taxable partnership income (MLPs provide their investors with material that walks them through all the steps). If the result is net income, the partner pays tax on it at his individual tax rate. If the result is a net loss, it is considered a "passive loss" under the tax code and generally may not be used to offset income from other sources, but must be carried forward.

         Because the Company is a corporation, the Company, and not its shareholders, will report the income or loss of the MLPs. Thus, the Company's shareholders will not have to deal with any K-1 reporting by the MLP. Shareholders, instead, will receive a Form 1099 from the Company. In addition, due to the Company's anticipated broad public ownership, the Company will not be subject to the passive activity loss limitation rules mentioned in the preceding paragraph.

                              PROXY VOTING POLICIES

         Subject to the oversight of the Board, the Board has delegated responsibility for voting proxies to the Adviser. Proxy voting decisions will be made by the investment committee of the Adviser. Unlike holders of common stock in a corporation, holders of MLP equity units have only limited voting rights on matters affecting MLPs. Holders of MLP equity units typically have voting rights only for extraordinary events, such as the issuance of additional common units, the issuance of any preferred units, a merger, a sale of all or substantially all of an MLP's assets, amendment of the partnership agreement or the dissolution of an MLP. As a result, the Company expects to receive a limited number of proxies from the MLPs in which the Company will invest and the Company expects that proxies will relate only to extraordinary events. The Adviser will decide how to vote any proxies it receives on a case by case basis in furtherance of the best economic interests of the Company's shareholders.

         If a request for proxy presents a conflict of interest between the Company's shareholders on one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Company, the Adviser or the principal underwriters, on the other hand, the independent directors of the Company will review and must ratify any decision before any proxies will be voted.

                             INDEPENDENT ACCOUNTANTS

         Ernst & Young, LLP will serve as independent public accountants for the Company. Ernst & Young, LLP will provide audit services, tax return preparation and assistance and consultation in connection with review of the Company's filings with the Commission.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Company with the Commission. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and
Board of Directors of
Tortoise Energy Infrastructure Corporation




                              FINANCIAL STATEMENTS

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF ASSETS AND LIABILITIES

                              ______________, 2003


ASSETS:
Cash................................................................  $
Deferred offering costs.............................................
Total assets........................................................  $

LIABILITIES:
Payable for offering costs..........................................
Net assets..........................................................

NET ASSETS CONSIST OF:
Common stock (_____ shares of $.0001 par value common stock
   issued and outstanding; 1,000,000,000 shares authorized).........  $

Paid-in capital in excess of par....................................

Net Assets..........................................................  $

Net asset value per share...........................................  $

Maximum offering price per share ($23.875/95.5%)....................  $


                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                          NOTES TO FINANCIAL STATEMENT

                            __________________, 2003

         The accompanying notes are an integral part of the financial statement.

1.       Organization

         Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on ______________, 2003, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). The Company has had no operations other than the sale to _____________________ of an aggregate of ____ shares for $___________ on __________, 2003.

2.       Accounting Policies

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

3.       Concentration of Risk

         The Company's investment objective is to seek a high level of total return with an emphasis on income. The Company will seek to achieve its investment objective by investing at least 70% of its total assets in a portfolio of common equity units and convertible subordinated equity units issued by master limited partnerships ("MLPs"). The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities.

         The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.       Agreements

         The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of [0.95]% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities other than deferred taxes or debt entered into for purposes of leverage ("Managed Assets") in exchange for the investment advisory services provided. The Company has also entered into an Administration Agreement with the __________. Under the terms of the Administration Agreement, ________________ will receive a fee at an annual rate of _____% of the Company's average __________ Managed Assets in exchange for administrative services provided.

5.       Organization Expenses and Offering Costs

         The Company is responsible for paying all organizational expenses. Offering costs (other than sales load of $_____ or ____% of the offering price) in excess of $______ per share will also be paid by the Adviser. Based on an estimated Company offering of ___________ shares, offering costs incurred by the Company are estimated to be $________. Offering costs paid by the Company will be charged as a reduction of paid-in capital at the completion of the Company offering.

6.       [Federal Income Taxes]

                        APPENDIX A--RATING OF INVESTMENTS

COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by S &P's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced.

         Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by S&P for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued "CI." This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals which begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

         1.       Financial Statements:

         The Registrant's financial statements dated _________ __, 200_, notes to the financial statements and report of independent public accountants thereon will be filed with a pre-effective amendment to the Registrant's Registration Statement.

         2. Exhibits:

            a.    Articles of Incorporation. (*)
            b.    By-laws. (*)
            c.    None.
            d.    Form of Share Certificate. (**)
            e.    Terms and Conditions of the Dividend Reinvestment Plan. (**)
            f.    Not applicable.
            g. Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C., (**)
            h.1.  Form of Underwriting Agreement. (**)
            h.2.  Form of Standard Dealer Agreement. (**)
            h.3.  Master Agreement Among Underwriters. (**)
            i.    None.
            j.    Form of Custody Agreement. (**)
            k.1   Form of Transfer Agency Agreement. (**)
            k.2   Form of Administration Agreement. (**)
            l.    Opinion of Venable LLP (**)
            m.    Not applicable.
            n.1. Opinion related to Tax Matters of Blackwell Sanders Peper Martin, L.L.P. (**)
            n.2.  Consent of Auditors. (**)
            o.    Not applicable.
            p.    Subscription Agreement. (**)
            q.    None.
            r.1.  Code of Ethics for the Registrant. (**)
            r.2.  Code of Ethics for the Adviser. (**)
            s.    Powers of Attorney. (**)

(*) Filed herewith.
(**) To be filed by amendment.

ITEM 25:  MARKETING ARRANGEMENTS

         See the Underwriting Agreement to be filed by amendment as Exhibit 2.h.(1) of this Registration Statement.

ITEM 26:  OTHER EXPENSES AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees.......................................   $
Federal Taxes...........................................
State Taxes.............................................
Directors' Fees and Expenses............................
Transfer Agency Fees....................................
_________ Stock Exchange listing fee....................
Printing (other than certificates)......................
Engraving and printing certificates.....................
Accounting fees and expenses............................
Legal fees and expenses.................................
NASD fee................................................
Miscellaneous...........................................
                                                            ---------
   Total................................................   $
                                                            =========



ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

         As of ____________ __, 200_, the number or record holders of each class of securities of the Registrant was

               Title of Class                   Number of Record Holders
               --------------                   ------------------------
Common Shares (no par value).............                 --



ITEM 29.  INDEMNIFICATION

         Article 10 of the Registrant's Articles of Incorporation and Article 12 of the Registrant's By-laws provide that the Company shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Registrant's request in similar capacities for other entities to the maximum extent permitted by applicable law (including the laws of the State of Maryland and the Investment Company Act of 1940, as amended ("1940 Act")), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Registrant's Board of Directors. Section 2-418(b) of the Maryland Corporations and Associations Code ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the Statement of Additional Information under the caption "Management of the Company--Directors and Officers" is hereby incorporated by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment adviser, Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, at the offices of the custodian,
______________________ or at the offices of the transfer agent,
________________________.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

         1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5. (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                  (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas, on the 31st day of October, 2003.

                           Tortoise Energy Infrastructure Corporation


                           By:  /s/ Terry C. Matlack
                              --------------------------------------------------
                              Terry C. Matlack, Director

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


/s/ Terry C. Matlack                      Director and Treasurer (Principal
---------------------------------          Financial and Accounting Officer)              October 31, 2003
Terry C. Matlack

/s/ David J. Schulte                            Chief Executive Officer
---------------------------------            (Principal Executive Officer)                October 31, 2003
David J. Schulte

                                  EXHIBIT INDEX

  Exhibit         Document
  -------         --------

  a.              Articles of Incorporation
  b.              By-laws
  d.              Form of Share Certificate
  e.              Terms and Conditions of the Dividend Reinvestment Plan
  g.              Investment Advisory Agreement with Tortoise Capital Advisors,
                  L.L.C.
  h.1.            Form of Underwriting Agreement
  h.2.            Form of Standard Dealer Agreement
  h.3.            Master Agreement Among Underwriters
  j.              Form of Custody Agreement
  k.1             Form of Transfer Agency Agreement
  k.2.            Form of Administration Agreement
  l.1.            Opinion of Venable LLP
  n.1.            Opinion related to Tax Matters of Blackwell Sanders Peper
                  Martin, L.L.P.
  n.2.            Consent of Auditor
  p.              Subscription Agreement
  r.1             Code of Ethics for the Registrant
  r.2.            Code of Ethics for the Adviser
  s.              Powers of Attorney